February 17, 2012
Share Classes      Class A    Class C   Institutional II
Allianz Funds Prospectus

Allianz Global Investors Money Market Fund
Class A	AIAXX
Class C	AICXX
Institutional II Class	AGIXX

As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Allianz Funds Prospectus

The Prospectus explains what you should know about the Allianz Global Investors Money Market Fund (the “Fund”), a series of Allianz Funds (the “Trust”), before you invest. Please read it carefully.

Allianz Global Investors Money Market Fund

Investment Objective	The Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value (“NAV”), by investing in U.S. dollar-denominated money market securities.

Fees and Expenses of the Fund	The Fund invests as part of a “master-feeder” structure. The Fund operates as a “feeder fund” which means it invests in a separate mutual fund, or a “master fund.” The Fund currently invests substantially all of its assets in a master fund, the State Street Money Market Portfolio (the “Master Portfolio”), a registered open-end fund advised by SSgA Funds Management, Inc. (“SSgA FM”) with an identical investment objective. The Master Portfolio may accept investments from other feeder funds, as well as non-fund investors. The Fund bears the Master Portfolio’s expenses in proportion to its investments in the Master Portfolio. The Fund can set its own fund-specific expenses, investment minimums and other requirements.

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	None	1%

Class C	None	1%

Institutional II	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(2)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees(3)	(12b-1) Fees	Expenses(4)	Expenses(5)	Reductions(5)	Reductions

Class A	0.05%	0.10%	0.64%	0.79%	(0.53)%	0.26%

Class C	0.05	0.10	0.64	0.79	(0.53)	0.26

Institutional II	0.05	None	0.64	0.69	(0.53)	0.16

(1) A 1% CDSC will be assessed for certain Class A shares that are held for less than eighteen months and any Class C shares that are held for less than one year. For purposes of determining whether a CDSC is charged, the holding period is measured from the date of purchase of shares of the fund from which the investor has exchanged into the Fund. The holding period will include the time the shares of the Fund are held.

(2) The table and the Examples below reflect the expenses of both the Fund and the Master Portfolio.

(3) The fee shown is the investment advisory fee paid by the Master Portfolio to SSgA FM. Under contract, Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s Manager, receives no management fee from the Fund for any period in which the Fund invests substantially all of its investable assets in the Master Portfolio or through another master-feeder structure.

(4) Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending December 31, 2012 and include organizational expenses, as well as operating expenses paid by the Master Portfolio.

(5) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive the Fund’s allocable share of the ordinary operating expenses of the Master Portfolio and Fund fees and expenses and to reimburse the Fund through April 30, 2013 to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.26% for Class A shares, 0.26% for Class C shares and 0.16% for Institutional II Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	1 Year	3 Years

Class A	$27	$145

Class C	27	145

Institutional II	16	113

Principal Investment Strategies	The Fund pursues its investment objective through a “master-feeder” arrangement. The Fund ordinarily invests substantially all of its investable assets in a master fund, the State Street Money Market Portfolio (the “Master Portfolio”), a series of a separately registered open-end management investment company called the State Street Master Funds.

The Master Portfolio has substantially the same investment objective, investment policies, and risks as the Fund. The Master Portfolio’s investment objective is to seek to maximize current income, to the extent consistent with

Prospectus	3

Allianz Global Investors Money Market Fund (continued)

the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in U.S. dollar-denominated money market securities. SSgA Funds Management, Inc. (“SSgA FM”) is the investment adviser of the Master Portfolio. All discussions about the Fund’s investment objective, policies and risks should be understood to refer also to the investment objective, policies and risks of the Master Portfolio, unless otherwise noted.

The Fund can withdraw its investment in the Master Portfolio if, at any time, the Fund’s Board of Trustees (“Board”) determines that it would be in the best interests of the Fund, or if the investment objective of the Master Portfolio changes so that it is inconsistent with the objective of the Fund. If the Fund withdraws its investment from the Master Portfolio, the Fund may invest all of its assets in another master fund that has the same or substantially the same investment objective as the Fund, the Fund may invest in individual money market instruments through a portfolio managed directly by Allianz Global Investors Fund Management LLC (the “Manager”) or a sub-adviser at the delegation of the Manager, or the Board may take such other action it deems appropriate and in the best interests of the Fund, which may include liquidation of the Fund.

The Master Portfolio follows a disciplined investment process in which the Master Portfolio’s investment adviser bases its decisions on the relative attractiveness of different money market instruments. In such adviser’s opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. The Master Portfolio invests in accordance with regulatory requirements applicable to money market funds, which require, among other things, the Master Portfolio to invest only in debt obligations of high quality and with short maturities, to limit the level of investment in any single issuer, and to maintain a high level of portfolio liquidity.

The Master Portfolio attempts to meet its investment objective by investing in a broad range of money market instruments. These may include among other things: U.S. government securities, including U.S. Treasury bills, notes and bonds and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; certificates of deposits and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities, including asset-backed commercial paper; and repurchase agreements. These instruments may bear fixed, variable or floating rates of interest or may be zero-coupon securities. The Master Portfolio also may invest in shares of other money market funds, including funds advised by the Master Portfolio’s investment adviser. Under normal market conditions, the Master Portfolio intends to invest more than 25% of its total assets in bank obligations.

Principal Risks	The risks discussed below for the Master Portfolio expose the Fund to the same risks. Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Master Portfolio’s and the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund or the Master Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Master/Feeder Structure Risk. The Fund’s performance may suffer as a result of large-scale redemptions by other feeder funds, if any, or other investors of their shares in the Master Portfolio. Also, other feeder funds, if any, or other investors in the Master Portfolio may have a greater ownership interest in the Master Portfolio than the Fund’s interest, and could have effective voting control over the operation of the Master Portfolio. The Fund’s ability to maintain a stable NAV and to meet redemption requests is dependent on the Master Portfolio’s continued ability to do the same. The Fund may not be able to find a suitable alternative if it ceases to invest substantially all of its assets in the Master Portfolio.

Money Market Risk. An investment in the Fund or in the Master Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although the Master Portfolio and the Fund seek to preserve the value of their shares at $1.00 per share, there can be no assurance that they will do so, and it is possible to lose money by investing in the Master Portfolio or the Fund.

Risks of Investing Principally in Money Market Instruments:
Interest Rate Risk—The risk that interest rates will rise, causing the value of the Master Portfolio’s investments to fall. Also, the risk that as interest rates decline, the income that the Master Portfolio receives on its new investments generally will decline.

Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument will fail, including the perception that such an entity will fail, to make scheduled interest or principal payments, which may reduce the Master Portfolio’s income and the market value of the instrument.

Liquidity Risk—The risk that the Master Portfolio may not be able to sell some or all of its securities at desired prices, or may be unable to sell the securities at all, because of a lack of demand in the market for such

4	Allianz Funds

Allianz Global Investors Money Market Fund (continued)

securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the Master Portfolio.

Risk Associated with Maintaining a Stable Share Price. If the market value of one or more of the Master Portfolio’s investments changes substantially during the period when the Master Portfolio holds them, the Master Portfolio and, in turn, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Master Portfolio experiences significant redemption requests.

Low Short-Term Interest Rates. At the date of this Prospectus, short-term interest rates approach 0%, and so the Master Portfolio’s yield, is very low. If the Master Portfolio generates insufficient income to pay its expenses, it may not pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Master Portfolio will maintain a substantial portion of its assets in cash, on which it would earn little, if any, income.

Banking Industry Risk. To the extent the Master Portfolio concentrates its investments in bank obligations, financial, economic, business, and other developments in the banking industry will have a greater effect on the Master Portfolio than if it had not concentrated its assets in the banking industry. Adverse changes in the banking industry may include, among other things, banks experiencing substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits.

Repurchase Agreement Risk. The Master Portfolio may enter into repurchase agreements, which are agreements to buy a security from a seller at one price and a simultaneous agreement to sell it back to the original seller at an agreed upon price. If the Master Portfolio’s counterparty is unable to honor its commitments, the Master Portfolio could lose money.

Mortgage-Related and Other Asset-Backed Securities Risk. Defaults, or perceived increases in the risk of defaults, on the loans underlying these securities may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected) than do other types of fixed income securities. The enforceability of security interests that support these securities may, in some cases, be subject to limitations.

Foreign Securities Risk. The Master Portfolio may invest in U.S. dollar denominated instruments issued by foreign governments, corporations and financial institutions. Financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers. In addition, the value of instruments of foreign issuers may be adversely affected by local or regional political and economic developments.

U.S. Government Securities Risk. Securities of certain U.S. government agencies and instrumentalities are not supported by the full faith and credit of the U.S. government, and to the extent the Master Portfolio owns such securities, it must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment.

Variable and Floating Rate Securities Risk. The Master Portfolio may purchase variable and floating rate securities issued or guaranteed by the U.S. government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market for a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Master Portfolio will approximate their par value. Variable and floating rate securities are subject to interest rate and credit/default risk.

Market Risk. The values of the securities in which the Master Portfolio invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods. Instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. The withdrawal of this support could negatively affect the value and liquidity of certain securities or of markets generally. In addition, legislation enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Prospectus	5

Allianz Global Investors Money Market Fund (continued)

Risk of Regulation of Money Market Funds. The Securities and Exchange Commission (“SEC”) has recently adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes could result in reduced yields achieved by the Master Portfolio. The SEC may adopt additional reforms to money market regulation, which may impact the operation or performance of the Master Portfolio.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC (the “Manager”) is the investment manager of the Fund. The Manager has overall responsibility for the general management and administration of the Fund, under the general oversight of the Board of Trustees of the Fund. The Master Portfolio in which the Fund invests is advised by SSgA FM, under the general oversight of the Board of Trustees of State Street Master Funds.

Purchase and Sale of Fund Shares	Class A and Class C shares. You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. Class C shares of the Fund are not available for purchase except through exchanges and dividend reinvestments, as described under “Sales of Class C Shares” in the Fund’s statutory prospectus.

Institutional II Class shares. Institutional II Class shares of the Fund are only available for purchase by other series of Allianz Funds or Allianz Funds Multi-Strategy Trust or by certain other clients of the Manager or its affiliates as shall be determined by the Manager from time to time. The minimum investment requirement for Institutional II Class shares is $10,000,000, although the Manager may waive the minimum in its discretion. Institutional II Class shares may be purchased, redeemed or exchanged on any day the New York Stock Exchange is open for regular trading.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

6	Allianz Funds

Principal Investments and Strategies of the Fund

This section, together with the next section entitled “Summary of Principal Risks,” provides more detailed information regarding the Fund’s investment objective, principal investments and strategies and principal risks.

It is possible to lose money on an investment in the Fund. The fact that the Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate.

Prospectus	7

Allianz Global Investors Money Market Fund

Principal Investments and Strategies	Investment Objective
To maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value (“NAV”), by investing in U.S. dollar-denominated money market securities	Fund Category Money Market Fund	Dividend Frequency Accrued daily and distributed monthly

The Fund pursues its investment objective through a “master-feeder” arrangement. The Fund ordinarily invests substantially all of its investable assets in a master fund, the State Street Money Market Portfolio (the “Master Portfolio”), a series of a separately registered open-end management investment company called the State Street Master Funds.

The Master Portfolio has substantially the same investment objective, investment policies, and risks as the Fund. The Master Portfolio’s investment objective is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable, $1.00 per share net asset value, by investing in U.S. dollar-denominated money market securities. SSgA Funds Management, Inc. (“SSgA FM”) is the investment adviser of the Master Portfolio. All discussions about the Fund’s investment objective, policies and risks should be understood to refer also to the investment objective, policies and risks of the Master Portfolio.

The Fund can withdraw its investment in the Master Portfolio if, at any time, the Fund’s Board of Trustees (“Board”) determines that it would be in the best interests of the Fund, or if the investment objective of the Master Portfolio changes so that it is inconsistent with the objective of the Fund. If the Fund withdraws its investment from the Master Portfolio, the Fund may invest all of its assets in another master fund that has the same or substantially the same investment objective as the Fund, the Fund may invest in individual money market instruments through a portfolio managed directly by Allianz Global Investors Fund Management LLC (the “Manager”) or a sub-adviser at the delegation of the Manager, or the Board may take such other action it deems appropriate and in the best interests of the Fund, which may include liquidation of the Fund.

The Master Portfolio follows a disciplined investment process in which the Master Portfolio’s investment adviser bases its decisions on the relative attractiveness of different money market instruments. In such adviser’s opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. The Master Portfolio invests in accordance with regulatory requirements applicable to money market funds, which require, among other things, the Master Portfolio to invest only in debt obligations of high quality and with short maturities, to limit the level of investment in any single issuer, and to maintain a high level of portfolio liquidity.

The Master Portfolio attempts to meet its investment objective by investing in a broad range of money market instruments. These may include among other things: U.S. government securities, including U.S. Treasury bills, notes and bonds and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; certificates of deposits and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities, including asset-backed commercial paper; and repurchase agreements. These instruments may bear fixed, variable or floating rates of interest or may be zero-coupon securities. The Master Portfolio also may invest in shares of other money market funds, including funds advised by the Master Portfolio’s investment adviser. Under normal market conditions, the Master Portfolio intends to invest more than 25% of its total assets in bank obligations.

The investment objective of the Fund and of the Master Portfolio may be changed without shareholder approval.

8	Allianz Funds

Allianz Global Investors Money Market Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order):

• Banking Industry Risk • Credit Risk • Foreign Securities Risk • Interest Rate Risk • Liquidity Risk • Low Short-Term Interest Rates	• Market Risk • Master/Feeder Structure Risk • Money Market Risk • Mortgage-Related and Other Asset-Backed Securities Risk • Risk of Regulation of Money Market Funds	• Repurchase Agreement Risk • Risk Associated with Maintaining a Stable Share Price • U.S. Government Securities Risk • Variable and Floating Rate Securities Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	9

Summary of Principal Risks

The value of your investment in the Fund changes with the values of the Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of the Fund are summarized in the Fund Summary and are described in more detail in this section. The Fund is exposed to these risks through its investment in the Master Portfolio. The Fund may be subject to additional risks other than those described below because the types of investments made by the Fund can change over time; although not currently anticipated, the Fund may invest in master funds other than the Master Portfolio or directly in money market instruments. Securities and investment techniques appearing in bold type below are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose money by investing in the Fund.

Master/Feeder Structure Risk	Unlike traditional retail money market funds that invest directly in a portfolio of money market securities, the Fund pursues its objective by ordinarily investing substantially all of its assets in another mutual fund (the Master Portfolio) with substantially the same investment objectives, policies, restrictions and risks (other than risks associated with being a feeds fund). The ability of the Fund to meet its investment objective is directly linked to the ability of the Master Portfolio to meet its objective. The ability of the Master Portfolio and, in turn, the Fund to meet its objective may be adversely affected by the voting purchase and redemption activities of other investors in the Master Portfolio. Other feeder funds, if any, or other investors in the Master Portfolio may have a greater ownership interest in the Master Portfolio than the Fund’s interest, and could have effective voting control over the operation of the Master Portfolio. The Fund’s performance may suffer as a result of large cash inflows into or outflows out of the Master Portfolio. For example, a large-scale redemption by another investor in the Master Portfolio may increase the proportionate share of the costs of the Master Portfolio borne by the remaining shareholders, including the Fund. While the risk of shareholder redemptions is endemic to the open-end fund structure, the presence of other feeder fund investors in the Master Portfolio gives your Fund’s Trustees and management less visibility into, and less control over, the handling of redemptions than they would have if all investors in the underlying pool of assets were Fund shareholders.

The ability of the Fund to meet redemption requests depends on its ability to redeem shares that it holds in the Master Portfolio. The Master Portfolio may suspend or postpone redemptions, to the extent permitted by the 1940 Act and other applicable law, if, for example, an emergency exists, as a result of which disposal by the Master Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Master Portfolio fairly to determine the value of its net assets. In addition, the SEC may by order permit suspension of redemptions for the protection of shareholders of the Master Portfolio. If the Master Portfolio were to suspend or postpone redemptions, the Fund may seek to suspend redemptions of Fund shares.

If the Master Portfolio is unable to maintain a stable NAV, for example during periods of rapidly changing interest rates or turbulent market conditions or when the Master Portfolio experiences significant redemption requests, the Fund may lose money. (See “Risk Associated with Maintaining a Stable Share Price”.)

If the Fund were to withdraw in whole or in part, its investment in the Master Portfolio for any reason, there is no assurance that the Fund could find a suitable replacement for the Master Portfolio. This might occur for any number of reasons, such as if the Fund’s Board determines that such action would be in the best interests of the Fund, if the investment objective of the Master Portfolio changes so that it is inconsistent with the objective of the Fund, if the Fund can no longer meet the Master Portfolio’s investment minimums, or if the Master Portfolio ceases to operate.

Banking Industry Risk	To the extent that the Master Portfolio concentrates more than 25% of its assets in bank obligations, adverse developments in the banking industry may have a greater effect on the Master Portfolio than on a mutual fund that invests more broadly. Banks may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Recent instability in the financial markets has heavily influenced the bank obligations of certain financial institutions, resulting in some cases in extreme price volatility and a lack of liquidity.

Foreign Securities Risk	The Master Portfolio may invest in U.S. dollar-denominated obligations issued by non-U.S. issuers. While such instruments may be denominated in U.S. dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to U.S. banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing

10	Allianz Funds

and financial reporting standards of the U.S. domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

Interest Rate Risk	During periods of rising interest rates, the Master Portfolio’s yield generally is lower than prevailing market rates causing the value of the Master Portfolio to fall. In periods of falling interest rates, the Master Portfolio’s yield generally is higher than prevailing market rates, causing the value of the Master Portfolio to rise. Typically, the more distant the expected cash flow that the Master Portfolio is to receive from a security, the more sensitive the market price of the security is to movements in interest rates. If the Master Portfolio owns securities that have variable or floating interest rates, as interest rates fall, the income the Master Portfolio receives from those securities also will fall.

Credit Risk	Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by the Master Portfolio may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower credit quality issuers have higher credit risks. An actual or perceived loss in creditworthiness of an issuer of a fixed-income security held by the Master Portfolio may result in a decrease in the value of the security. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the Master Portfolio, may default on its payment or repurchase obligation, as the case may be.

Liquidity Risk	Adverse market or economic conditions or investor perceptions may result in little or no trading activity in one or more particular securities held by the Master Portfolio, thus, making it difficult for the Master Portfolio to determine their values. The Master Portfolio may have to value illiquid securities at prices that reflect unrealized losses, or if it elects to sell them, it may have to accept lower prices than the prices at which it is then valuing them. The Master Portfolio also may not be able to sell the securities at any price.

Market Risk	The values of the securities in which the Master Portfolio invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Master Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund and Master Portfolio themselves are regulated. Such legislation or regulation could limit or preclude the Fund’s or Master Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Master Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Master Portfolio.

U.S. Government Securities Risk	U.S. Government securities include a variety of securities (including U.S. Treasury bills, notes, and bonds) that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by the U.S. Treasury and some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk and prepayment risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

Variable and Floating Rate Securities Risk	A variable rate security provides for the automatic establishment of a new interest rate on set dates and a floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Securities purchased by the Master Portfolio may include variable and floating rate instruments, that may have a stated maturity in excess of the Master Portfolio’s maturity limitations but which will, except for certain U.S. government obligations, permit the Master Portfolio to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days’ notice.

Prospectus	11

Money Market Risk	An investment in the Fund or in the Master Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although the Master Portfolio and the Fund seek to preserve the value of their shares at $1.00 per share, there can be no assurance that they will do so, and it is possible to lose money by investing in the Master Portfolio or the Fund.

Risk Associated with Maintaining a Stable Share Price	If the market value of one or more of the Master Portfolio’s investments changes substantially during the period when the Master Portfolio holds them, the Master Portfolio may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Master Portfolio experiences significant redemption requests.

Low Short-Term Interest Rates Risk	At the date of this Prospectus, short-term interest rates approach 0%, and so the Master Portfolio’s yield is very low, which will result in the Fund’s yield also being very low as these market conditions persist. If the Master Portfolio generates insufficient income to pay its expenses, it and the Fund may not pay a daily dividend and may have a negative yield (i.e., may lose money on an operating basis). It is possible that the Master Portfolio will maintain a substantial portion of its assets in cash, on which it would earn little, if any, income.

Risk of Regulation of Money Market Funds	The SEC has recently adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes could result in reduced yields achieved by the Master Portfolio and the Fund. The SEC may adopt additional reforms to money market regulation, which may impact the operation or performance of the Master Portfolio and the Fund.

Mortgage-Related and Other Asset-Backed Securities Risk	Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in the Master Portfolio having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and volatility, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral, if any. Defaults on the underlying assets, if any, may impair the value of an asset-backed or a mortgage-related or other asset-backed security. For some asset-backed securities in which the Master Portfolio invests, such as those backed by credit card receivables, the underlying cash flows may not be supported by a security interest in a related asset. Moreover, the values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral, if any. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.

In a “forward roll” transaction, the Master Portfolio will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-related security rolls include: (1) the risk of prepayment prior to maturity; (2) the possibility risk that the Master Portfolio may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and (3) the risk that the market value of the securities sold by the Master Portfolio may decline below the price at which the Master Portfolio is obligated to purchase the securities. Forward roll transactions may have the effect of creating investment leverage in the Master Portfolio.

Repurchase Agreement Risk	A repurchase agreement is an agreement to buy a security at one price from a seller and a simultaneous agreement to sell it back to the original seller at an agreed-upon price. Repurchase agreements may be viewed as

12	Allianz Funds

loans made by the Master Portfolio which are collateralized by the securities subject to repurchase. The Master Portfolio’s investment return on such transactions will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements. If the Master Portfolio’s counterparty should default on its obligations and the Master Portfolio is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Master Portfolio may realize a loss.

Additional Information about the Fund’s Non-Principal Investment Strategies and Risks

ECDs, ETDs and YCDs Risk	ECDs are U.S. dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are U.S. dollar-denominated deposits in foreign branches of U.S. banks and foreign banks. YCDs are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks. These instruments have different risks than those associated with the obligations of domestic banks. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to U.S. banks operating in the United States. Foreign laws and accounting standards typically are not as strict as they are in the U.S. so there may be fewer restrictions on loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

Prepayment Risk and Extension Risk	Prepayment risk and extension risk apply primarily to asset-backed securities.

Prepayment risk is the risk that principal on loan obligations underlying a security may be repaid prior to the stated maturity date. If the Master Portfolio has purchased a security at a premium, any repayment that is faster than expected reduces the market value of the security and the anticipated yield-to-maturity. Repayment of loans underlying certain securities tends to accelerate during periods of declining interest rates. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Master Portfolio later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, thus preventing the Master Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Section 4(2) Commercial Paper and Rule 144A Securities	The Master Portfolio may invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). This commercial paper is commonly called “Section 4(2) paper.” The Master Portfolio may also invest in securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”). Section 4(2) paper is sold to institutional investors who must agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in a exempt transaction exempt from the registration requirements of the 1933 Act. Section 4(2) paper normally is resold to other institutional investors like the Master Portfolio through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and the risk that it may be sold only after considerable expense and delay, if at all. Rule 144A securities generally must be sold only to other qualified institutional buyers.

Section 4(2) paper and Rule 144A securities will not be considered illiquid for purposes of the Master Portfolio’s limitation on illiquid securities if SSgA FM (pursuant to guidelines adopted by the Board of State Street Master Funds) determines that a liquid trading market exists for the securities in question. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(2) paper or Rule 144A securities. The Statement of Additional Information (“SAI”) addresses the Fund’s and Master Portfolio’s limitations on illiquid securities.

Investment in Other Investment Companies	The Master Portfolio may invest in other money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), including mutual funds and exchange-traded funds that are sponsored or advised by the Master Portfolio’s investment adviser or its affiliates, to the extent permitted by applicable law or SEC exemptive relief. If the Master Portfolio invests in other money market funds, shareholders of the Fund will bear not only their proportionate share of the expenses described in this Prospectus (which include expenses of both the Master Portfolio and the Fund), but also, indirectly, the similar expenses, including advisory and administrative fees, of the money market funds in which the Master Portfolio invests. Shareholders would also be exposed to the risks associated not only with the investments of the Master Portfolio (indirectly though the Fund’s investments in the Master Portfolio) but also to the portfolio investments of the money market fund(s) in which the Master Portfolio invests.

Prospectus	13

Temporary Defensive Positions	From time to time, the Master Portfolio or the Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Master Portfolio is unable to acquire the types of securities in which it normally invests. Temporary defensive positions may include, but are not limited to, investment in U.S. government securities, repurchase agreements collateralized by such securities, the maintenance of uninvested cash, or investment in cash equivalents. The Master Portfolio’s or the Fund’s holdings in temporary defensive positions may be inconsistent with the Master Portfolio’s or the Fund’s principal investment strategy, and, as a result, the Master Portfolio and the Fund may not achieve their investment objective.

Additional Risks of Investing in the Fund	In addition to the risks described above, the Fund is newly formed and therefore has no history for investors to evaluate.

14	Allianz Funds

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings, together with additional information about portfolio holdings disclosure, is available in the Trust’s Statement of Additional Information. In addition, the Manager will post the Fund’s portfolio holdings information on the Fund’s website at www.allianzinvestors.com. The Fund’s website will contain the Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately five business days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date as of which the website information is current. The Fund’s website will include links to the SEC’s website, where a user may obtain access to the most recent 12 months of publicly available filings on Form N-MFP by the Fund and the Master Portfolio. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

The Master Portfolio discloses to the general public the complete schedule of portfolio holdings for the second and fourth fiscal quarters on Form N-CSR, and for the first and third fiscal quarters on Form N-Q, within 60 days of the end of the respective quarter, by filing the applicable Form with the SEC. In addition, under the Master Portfolio’s current policies, a complete list of portfolio holdings for the Master Portfolio may be found on www.sttfunds.com on a monthly basis, approximately five business days after such month-end.

Prospectus	15

Management of the Fund

Investment Manager and Administrator	Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Fund. Subject to the supervision of the Trust’s Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

The Manager is located at 1633 Broadway, New York, New York 10019. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of December 31, 2011, the Manager and its investment management affiliates had approximately $1.4 trillion in assets under management.

Administrative Fees	Shareholders of the Fund pay an administrative fee to the Administrator, computed as a percentage of the Fund’s average daily net assets. The Administrator, in turn, provides or procures administrative services for Class A, Class C and Institutional II Class shareholders. The Fund pays for all other costs and expenses of its operations including, without limitation, third party services such as custody, transfer agency, shareholder servicing, legal, accounting and printing. In addition, the Fund bears certain other expenses that are not covered by the administrative fee and that may vary and affect the total level of expenses borne by shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Shareholders of the Fund pay the Administrator monthly administrative fees at the annual rates (stated as a percentage of the average daily net assets) attributable in the aggregate to the Fund’s Class A, Class C, and Institutional II Class shares of 0.05%.

Sub-Administrative Fees	Shareholders of the Fund pay a sub-administrative fee to SSgA Funds Management, Inc. (the “Sub-Administrator”), computed as a percentage of the Fund’s average daily net assets. Pursuant to a Sub-Administration Agreement, the Sub-Administrator provides the following services to the Fund: (i) subject to review and comment by the Fund’s legal counsel, prepares background materials for Board meetings, makes presentations where appropriate, and addresses follow-up matters raised at Board meetings; (ii) provides support and assistance with investor and public relations matters; and (iii) reviews and provides support and assistance on shareholder communications.

Management Fees	The Fund has entered into an investment advisory agreement with the Manager. The Manager receives no compensation for its services to the Fund while the Fund is invested in a master-feeder structure. If the Fund does not invest substantially all of its investable assets in a master-feeder structure, the Manager would receive an investment advisory fee at an annual rate of 0.05% of average daily net assets.

A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the Fund will be available in the semi-annual report to shareholders for the fiscal period ended June 30, 2012.

Temporary Fee Waivers, Reductions and Reimbursements	Expense Limitation Arrangements. The Manager has contractually agreed to expense limitation arrangements as specified under “Fees and Expenses of the Fund” in the Fund Summary of the Fund. Specifically, the Manager will reimburse the Fund until the date indicated to the extent that Total Annual Operating Expenses including the payment of organizational expenses and certain Master Portfolio expenses, but excluding interest, taxes and extraordinary expenses and certain credits and other expenses, exceed the amount specified for each share class of the Fund as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Other Possible Temporary and Voluntary Expense Waivers, Reductions and Reimbursements. To maintain certain net yields for the Fund, the Manager or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund’s fees and expenses.

Portfolio Management	The Master Portfolio in which the Fund invests pursuant to a Master-Feeder Participation Agreement is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA FM, a subsidiary of State Street Corporation, serves as the investment adviser for the Master Portfolio and places all orders for purchases and sales of the Master Portfolio’s investments. SSgA FM receives an investment advisory fee at an annual rate of 0.05% of average daily net assets of the Master Portfolio. State Street Global Advisors (“SSgA”) is the investment management group of State Street Corporation, a publicly held bank holding company, and includes

16	Allianz Funds

SSgA FM, a wholly-owned subsidiary. SSgA FM’s principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. SSgA managed approximately $1.87 trillion as of December 31, 2011 in investment programs and portfolios for institutional and individual investors. SSgA FM had approximately $216.9 billion in assets under management as of December 31, 2011.

Distributor	The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an indirect subsidiary of Allianz, Allianz Global Fund Management’s parent company. The Distributor, located at 1633 Broadway, New York, New York 10019, is a broker-dealer registered with the SEC.

Prospectus	17

Classes of Shares—Class A, Class C and Institutional II Class Shares

The Trust offers investors Class A, Class C and Institutional II Class shares of the Fund. Except in the limited circumstances described below under “Sale of Class C Shares,” Class C shares of the Fund are not available for purchase. Each class of shares may be subject to different types and levels of sales charges (if applicable) and other fees than the other classes and may bear a different level of expenses.

As described within this prospectus, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. Subject to eligibility, the class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. Some of the share classes are generally subject to a higher level of operating expenses than other share classes due to the additional service and/or distribution fees paid by such shares as described below. The share classes that are not subject to these expenses, or that are subject to lower expenses, will generally pay higher dividends and have a more favorable investment return.

The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Statement of Additional Information, which can be obtained free of charge from the Distributor.

Class C Shares	• Class C shares of the Fund are only available by exchanges and dividend reinvestments.

Institutional II Class Shares
•   Institutional II Class shares of the Fund are only available for purchase by other series of Allianz Funds, Allianz Funds Multi-Strategy Trust or by certain other clients of the Manager as shall be determined by the Manager from time to time.

All Classes
•   You do not pay any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of shares of the Fund, except that you normally pay contingent deferred sales charge (“CDSC”) of 1% if you redeem Class C shares during the first year after your initial purchase of another fund in the Trust or in Allianz Funds Multi-Strategy Trust that has exchange privileges with the Fund. The full amount of your purchase payment is invested initially. A CDSC of 1% may also apply to certain Class A shares.

Contingent Deferred Sales Charges (CDSCs)—Class A and C Shares	Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within one year and in some instances your Class A shares within eighteen months, you will pay a 1% CDSC. For investors investing through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. Shareholders who purchase Class A shares of the Fund and then exchange such shares for shares of another series of the Trust or Allianz Funds Multi-Strategy Trust will be subject to any sales charges and CDSCs imposed by the fund into which the shareholder exchanges. Please see the prospectus for the applicable fund to determine the amount of sales charge that may be assessed. For purposes of determining whether a CDSC is charged with respect to Class C shares, the holding period is measured from the date of purchase of shares of the fund from which the investor has exchanged into the Fund. The holding period will include the time the shares of the Fund are held.

How CDSCs are Calculated	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price of the fund from which you exchanged into the Fund or the then current NAV of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC.

Shareholder Servicing (12b-1) Plan	The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to a Shareholder Servicing Plan (“12b-1 Plan”) adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The following lists the maximum annual rates at which the servicing fees may be paid by the Fund under each 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):

Servicing
Fee

Class A	0.10%

Class C	0.10%

18	Allianz Funds

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Fund. More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Statement of Additional Information. The Statement of Additional Information provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

• Wire transfer procedures
• Automatic purchase, exchange and withdrawal programs
• Programs that establish a link from your Fund account to your bank account
• Special arrangements for tax-qualified retirement plans

Calculation of Share Price and Redemption Payments	When you buy shares of the Fund, you pay a price equal to the NAV of the shares. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC or other fee. NAVs are ordinarily determined once each business day at 5:00 p.m. Eastern time, except for days when the NYSE closes earlier than its regular closing time. See “How Fund Shares Are Priced” below for details. For Institutional II Class shares, purchase and redemption orders must be received by the Distributor by 3:00 p.m., Eastern time to receive that day’s NAV. Orders received after 3:00 p.m. Eastern time for Institutional II Class shares will be processed on the next business day. For Class A and Class C shares, purchase and redemption orders must be received by the Distributor by 4:00 p.m. Eastern time to receive that day’s NAV. There are certain exceptions where an order is received by the Distributor from a broker, dealer, or financial service firm after NAV is determined that day. Such an order will be processed at that day’s NAV if it was received by the broker, dealer, or firm from its customer or specified benefit plan prior to the applicable cutoff time described above and was received by the Distributor on the morning of the following business day, ordinarily before 9:30 a.m., Eastern time. Please see the Statement of Additional Information for details.

Orders sent to the Distributor’s P.O. Box are not deemed “received” until they arrive at the Distributor’s facility. This may affect the date on which they are processed.

Investors who purchase shares through specified benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time you place an order with the plan administrator and the time the order is forwarded to the Trust’s transfer agent, Boston Financial Data Services, Inc. (“Transfer Agent”), for execution.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Buying Shares— Classes A	You can buy Class A shares of the Fund in the following ways:

    •   Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

    •   Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to the Allianz Family of Funds along with a completed application form, as described under “All Share Classes” below, to:

Allianz Family of Funds P.O. Box 8050 Boston, MA 02266-8050

The Allianz Family of Funds accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the Allianz Family of Funds and should clearly indicate your account number. Please call the Trust at 1-800-988-8380 if you have any questions regarding purchases by mail.

Prospectus	19

The Trust reserves the right to require payment by wire or U.S. bank check. The Trust generally does not accept payments made by cash, temporary/starter checks, third-party checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the Allianz Funds Auto-Invest and Allianz Funds Fund Link programs. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-988-8380.

Investment Minimums— Class A	The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The Trust does not currently issue share certificates.

The following investment minimums apply for purchases of Class A shares.

Initial Investment	Subsequent Investments
$1,000	$50

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

Buying Shares— Class C	Class C shares of the Fund are not available for purchase, except through exchanges and dividend reinvestments.

Buying Shares—Institutional II Class	Institutional II Class shares are only available for purchase by other series of Allianz Funds, Allianz Funds Multi-Strategy Trust or by certain other clients of the Manager as shall be determined by the Manager from time to time.

Investment Minimums— Institutional II Class	The minimum initial investment for shares of the Institutional II Class is $10 million. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Fund as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Fund and its shareholders.

Minimum Account Size	Due to the relatively high cost to the Fund of maintaining small accounts, you are asked to maintain an account balance in the Fund of at least the minimum investment necessary to open the particular type of account. The Trust reserves the right to redeem shares in any account that falls below the values listed below:

    •   Class A and Class C. If your balance for the Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your accounts with the Trust and series of Allianz Funds Multi-Strategy Trust accounts exceeds $50,000.

    •   Institutional II Class. The Trust reserves the right to redeem Institutional II Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $1,000,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $1,000,000.

Exchanging Shares	Except as provided below, you may exchange your Class A or Class C shares of the Fund for the same Class of shares of another series of the Trust or Allianz Funds Multi-Strategy Trust that offers the same Class of shares. Institutional II Class shares may not be exchanged. For Class A and Class C shares, exchange orders must be received by the Distributor by 4:00 p.m. Eastern time to be exchanged on the basis of that day’s NAV. Orders received after 4:00 p.m. Eastern time will be processed on the next business day. Currently, the Trust does not charge any exchange fees. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an

20	Allianz Funds

exemption from registration is available. Shareholders interested in such an exchange may request a prospectus for these other series by contacting the Trust.

For Class A and Class C shares, exchanges are subject to the $1,000 minimum initial purchase requirements for the Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds Auto-Exchange plan.

For taxable shareholders, an exchange is generally a taxable event that will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

In certain circumstances, shares of one Class of the Fund may also be exchanged directly for shares of another Class of the Fund, as described in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. You can get an exchange form by calling the Distributor at 1-800-988-8380.

The Trust and the Manager each reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect the Fund and its shareholders and/or other series of the Trust and their shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or the Fund. See “Abusive Trading Practices” above. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Trust will not always be able to detect market timing activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund or the Trust. For example, it is more difficult for the Trust to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Fund’s and other series’ underlying beneficial owners.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options.

Selling Shares— Class A and C	You can sell (redeem) Class A or Class C shares of the Fund in the following ways:

    •   Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

    •   Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request you must send the following items to the Trust’s Transfer Agent, Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050:

         (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or accompanying stock power, if required, as described under “Signature Guarantee” below; and

         (3) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-988-8380 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the stock

Prospectus	21

power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

• Telephone requests to the Transfer Agent
• Expedited wire transfers
• Automatic Withdrawal Plan
• Allianz Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-988-8380.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. A CDSC will only be assessed for any Class A shares that are held for less than eighteen months by certain shareholders who purchased Class A shares of another series of the Trust or Allianz Funds Multi-Strategy Trust without paying a front-end sales charge. A CDSC will only be assessed for any Class C shares that are held for less than one year, measured from the date of purchase of Class C shares of the fund from which the investor has exchanged into the Fund. The holding period will include the time the shares of the Fund are held. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Selling Shares— Institutional II Class	You can sell (redeem) Institutional II Class shares of the Fund in the following ways:

Redemptions of Shares of Shares Held Directly with the Trust

    •   Redemptions by Mail. An investor may redeem (sell) shares held directly with the Trust by submitting a written request to Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

    •   Redemptions by Telephone or Other Wire Communication. An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to

22	Allianz Funds

employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays (which may be considerable) in exercising telephone redemption privileges during periods of market volatility. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Redemptions of Shares Held Through Intermediaries or Financial Service Firms

You can sell (redeem) shares through your financial service firm on any day the New York Stock Exchange is open. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your shares, you may contact the Distributor at 1-800-498-5413 for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Medallion Signature Guarantee.”

Redemption Fees	The Trust does not charge any redemption fees on the redemption or exchange of Fund shares.

Other Redemption Information	Redemptions of all Classes of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Fund’s shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

Timing of Redemption Payments	For Class A and Class C shares, redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Prospectus	23

For Institutional II Class shares, redemption proceeds will ordinarily be wired to the investor’s bank within one business day after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application.

Redemptions in Kind	The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Signature Validation	When a signature validation is called for, a “Medallion” signature guarantee or a Signature Validation Program (SVP) stamp will be required. A Medallion signature guarantee or an SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature validations from financial institutions that are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person who opens a new account:

1. Name. 2. Date of birth (for individuals). 3. Residential or business street address. 4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Shares of the Fund are publicly offered for sale only in the U.S., its territories and possessions.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-988-8380 (for Class A and C shares) or 1-800-498-5413 (for Institutional II Class shares). Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

24	Allianz Funds

How Fund Shares Are Priced

The net asset value per share (“NAV”) of each class of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily 5:00 p.m., Eastern time.

For Institutional II Class shares, orders must be received by the Distributor by 3:00 p.m., Eastern time to receive that day’s NAV. Orders received after 3:00 p.m. Eastern time will be processed on the next business day. For Class A and Class C shares, orders must be received by the Distributor by 4:00 p.m. Eastern time to receive that day’s NAV.

To the extent that the Fund’s assets consist of investments in the Master Portfolio, the Fund will calculate its share price using the NAV of those investments as reported by the Master Portfolio. In order to help it meet its goal of maintaining a steady $1.00 NAV, the Master Portfolio uses the amortized cost method to value its portfolio instruments, in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended. In this method, an instrument is initially valued at its actual cost, and over time its value is assumed to move in a straight line toward its value at maturity, regardless of actual market value.

Prospectus	25

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. With respect to Class A and Class C, if a purchase order for shares is received prior to 4:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by 4:00 p.m., Eastern time, on the day the purchase order is received, dividends will accrue starting on the following business day. If you send your order for Class A shares by check, dividends begin to accrue on the next business day after the check is received by the Transfer Agent. With respect to Institutional II Class shares, if a purchase order for shares is received prior to 3:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. Dividends on certain classes of shares are expected to be lower than dividends on other shares as a result of the distribution and/or servicing fees or other expenses applicable only to certain classes of shares. The Fund intends to declare income dividends daily and distribute income dividends to shareholders of record monthly. To the extent a significant portion of the securities held by the Fund, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

In addition, the Fund distributes any net capital gains (i.e., the excess of net long-term gains over net short-term losses) it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

For Institutional II Class Shares: A Fund’s dividend and capital gain distributions with respect to Institutional II Class shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. An Institutional II Class shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

For Class A and Class C shares, you can choose from the following distribution options:

• Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.

    •   Invest all distributions in shares of the same class of any series of the Trust or Allianz Funds Multi-Strategy Trust that offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-988-8380.

    •   Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-988-8380. Fund shareholders may continue to elect to have distributions invested in the same class of another series of Allianz Funds or Allianz Funds Multi-Strategy Trust.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account until the checks escheat.

For further information on distribution options, please contact your broker, plan administrator or other financial intermediary, or call the Distributor at 1-800-988-8380 (for Class A and C shares) or 1-800-498-5413 (for Institutional II Class shares).

26	Allianz Funds

Tax Consequences

This section summarizes some of the important U.S. federal income tax consequences to U.S. persons of investing in the Fund. An investment in the Fund may have other tax implications. You should consult your tax advisor for information concerning the possible application of federal, state, local, or non-U.S. tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

The Fund intends to elect to be treated and intends to qualify and be treated each year as a regulated investment company under the Internal Revenue Code. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. A Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

    •   Taxes on Fund Distributions. If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Fund. The Fund will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you received each year.

For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains. Because the Fund will ordinarily invest substantially all of its assets in the Master Portfolio, which is treated as a partnership for U.S. federal income tax purposes, the Fund’s distributable income and gains will normally consist of income and gains realized by the Master Portfolio and allocated to (or otherwise taken into account by) the Fund. Fund dividends derived from investment income realized by the Master Portfolio are taxable to you as ordinary income. The treatment of Fund distributions of capital gains is based on how long the Master Portfolio owned (or is deemed to have owned) the investments that generated those gains, rather than how long you have owned your Fund shares. In general, the Master Portfolio will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. The Fund generally does not expect to realize long-term capital gains and therefore generally does not expect to distribute Capital Gain Dividends. Distributions of net short-term capital gains in excess of net long-term capital losses will be taxable to you as ordinary income.

    •   Taxes When You Sell (Redeem) or Exchange Your Shares. Any gain resulting from the sale (or redemption) of Fund shares generally will be taxed to you as capital gain. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale and any gain realized on such transfer will be taxed as capital gain.

    •   Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the Funds with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28% for amounts paid before January 1, 2013 and is currently scheduled to increase to 31% for amounts paid thereafter.

Prospectus	27

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information specific to the Fund and not necessarily the Master Portfolio about some of the principal investments and related risks of the Fund identified in the Fund Summary and under “Principal Investments and Strategies of the Fund” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Fund from time to time. Most of these securities and investment techniques are discretionary, which means that the Manager can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund must rely on the professional investment judgment and skill of the Manager. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Illiquid Securities	The Fund may invest in illiquid securities so long as not more than 10% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure	Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets. Unless otherwise stated, if the Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products.

Certain Affiliations	Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Fund or the Manager. The Fund’s ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

28	Allianz Funds

Financial Highlights

The Fund is newly formed and as a result financial highlights are not available.

Prospectus	29

Allianz Funds	INVESTMENT ADVISER AND ADMINISTRATOR
Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019

DISTRIBUTOR
Allianz Global Investors Distributors LLC, 1633 Broadway, New York, New York 10019

CUSTODIAN
State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT
Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 1100 Walnut, Suite 1300, Kansas City, MO 64106

LEGAL COUNSEL
Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199

For further information about the Allianz Multi-Strategy Funds and Allianz Funds call 1-800-988-8380 or visit our Web site at www.allianzinvestors.com.

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI and the financial statements included in the Fund’s most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about the Fund, make shareholder inquiries or access our 24 hour automated telephone response system by calling 1-800-988-8380 or by writing to:

Allianz Global Investors Distributors LLC
1633 Broadway
New York, NY 10019

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Fund.

Investment Company Act File No. 811-6161	AZ988_021712

ALLIANZ FUNDS
STATEMENT OF ADDITIONAL INFORMATION
February 17, 2012

Allianz Global Investors Money Market Fund
Institutional II Class	AGIXX
Class A	AIAXX
Class C	AICXX

ALLIANZ FUNDS
STATEMENT OF ADDITIONAL INFORMATION
     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectus of Allianz Funds (the “Trust”) relating to the Allianz Global Investors Money Market Fund (the “Fund”), as supplemented from time to time. Through a Prospectus, the Trust offers three classes of shares of the Fund. Class A, Class C and Institutional II Class shares of the Fund are offered through the “Prospectus,” dated February 17, 2012.
     A copy of the Prospectus and the Annual and Semi-Annual Reports corresponding to such Prospectus may be obtained free of charge at the addresses and telephone number(s) listed below.

To obtain the Allianz Funds Multi-Strategy Trust and Allianz Funds Prospectuses, Annual and Semi-Annual Reports, and Statements of Additional Information, please contact:

Allianz Global Investors Distributors LLC
1633 Broadway
New York, NY 10019
Telephone:	Class A and Class C — 1-800-988-8380
Institutional II Class Shares — 1-800-498-5413

i

ii

THE TRUST
     Allianz Funds (the “Trust”) is an open-end management investment company (“mutual fund”) that currently consists of twenty-three separate investment series, one of which is offered in this Statement of Additional Information. The Trust was organized as a Massachusetts business trust on August 24, 1990.
     This Statement of Additional Information relates to the prospectus for the Allianz Global Investors Money Market Fund (the “Fund”). The Fund invests substantially all of its investable assets in the State Street Money Market Portfolio (the “Master Portfolio”), a series of State Street Master Funds (the “Master Trust”), which has as its investment adviser SSgA Funds Management, Inc. (“SSgA FM”).
     Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) is the investment manager of the Fund. Allianz Global Fund Management is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”).

INVESTMENT OBJECTIVES AND POLICIES
     The Fund invests as part of a “master-feeder” structure. The Fund operates as a “feeder fund” which means that the Fund invests in a separate mutual fund, or a “master fund” which in turn purchases investment securities.
     The Fund seeks to achieve its investment objective by ordinarily investing substantially all of its investable assets in the State Street Money Market Portfolio (the “Master Portfolio”), a series of State Street Master Funds (the “Master Trust”). The Master Portfolio has a substantially similar investment objective, investment policies, and risks as the Fund. The Master Portfolio’s investment objective is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in U.S. dollar-denominated money market securities. SSgA Funds Management, Inc. (“SSgA FM”) is the investment adviser of the Master Portfolio. All discussions about the Fund’s investment objective, policies and risks should be understood to refer also to the investment objective, policies and risks of the Master Portfolio.
     The Fund can withdraw its investment in the Master Portfolio if, at any time, the Fund’s Board of Trustees determines that it would be in the best interests of the Fund, or if the investment objective of the Master Portfolio changes to be inconsistent with the objective of the Fund. If the Fund withdraws its investment from the Master Portfolio, the Fund may invest all of its assets in another master fund that has the same investment objective as the Fund, the Manager may directly manage the Fund’s assets, or the Board may take such other action it deems appropriate and in the best interests of the Fund, which may include liquidation of the Fund.
     In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus, the Fund or Master Portfolio may employ other investment practices and may be subject to additional risks, which are described below. The Fund and Master Portfolio are not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund or Master Portfolio. Unless otherwise stated herein, all investment policies of the Fund may be changed by the Board of Trustees without shareholder approval or notice. In addition, the Fund may be subject to restriction on its ability to utilize certain investments or investment techniques. Unless otherwise stated herein, these additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.
Illiquid Securities
     The Master Portfolio may invest in illiquid securities. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. The Fund and the Master Portfolio are managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, each of the Fund and the Master Portfolio have adopted the following liquidity policies:

1.	The Fund and the Master Portfolio may not purchase an illiquid security if, immediately after purchase, the applicable Fund would have invested more than 5% of its total assets in illiquid securities (securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the market value ascribed to them by the applicable Fund);

2.	The Fund and the Master Portfolio may not purchase a security other than a security offering daily liquidity if, immediately after purchase, the applicable Fund would have invested less than 10% of its total assets in securities offering daily liquidity (includes securities that mature or are subject to demand within one business day, cash or direct U.S. Government obligations); and

3.	The Fund and the Master Portfolio may not purchase a security other than a security offering weekly liquidity if, immediately after purchase, the applicable Fund would have invested less than 30% of its total assets in securities offering weekly liquidity (includes securities that mature or are subject to demand within five business days, cash, direct U.S. Government obligations and Government agency discount notes with remaining maturities of 60 days or less).

     For purposes of the foregoing, the Fund treats its investments in the Master Portfolio as liquid and offering daily liquidity, based on representations and contractual obligations of the Master Portfolio.
Purchase of Other Investment Company Shares
     The Master Portfolio may, to the extent permitted under the 1940 Act and exemptive rules and orders thereunder, invest in shares of other investment companies, which include funds managed by SSgA FM, which invest exclusively in money market instruments or in investment companies with investment policies and objectives which are substantially similar to the Master Portfolio’s. These investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting interest-holder redemptions.

Repurchase Agreements
     The Master Portfolio may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, the Master Portfolio purchases securities from a financial institution that agrees to repurchase the securities at the Master Portfolio’s original purchase price plus interest within a specified time (normally one business day). The Master Portfolio will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness SSgA FM considers satisfactory. Should the counterparty to a transaction fail financially, the Master Portfolio may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Master Portfolio.
Section 4(2) Commercial Paper/Rule 144A Securities
     The Master Portfolio may also invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“1933 Act”) (“Section 4(2) paper”) or in securities that that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”).
     Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be a transaction exempt from the registration requirements of the 1933 Act. Section 4(2) paper normally is resold to other institutional investors like the Master Portfolio through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Rule 144A securities generally must be sold only to other qualified institutional buyers.
     Section 4(2) paper and Rule 144A securities will not be considered illiquid for purposes of the Fund’s and Master Portfolio’s percentage limitations on illiquid securities when SSgA FM (pursuant to guidelines adopted by the Master Portfolio’s Board of Trustees ) determines that a liquid trading market exists for the securities in question. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(2) paper or Rule 144A securities.
U.S. Government Securities
     The Master Portfolio may purchase U.S. government securities. The types of U.S. government obligations in which the Master Portfolio may at times invest include: (1) U.S. Treasury obligations and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.
     The Master Portfolio may purchase U.S. government obligations on a forward commitment basis. The Master Portfolio may also purchase Treasury Inflation-Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protected Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers (“CPI-U”).
When-Issued Securities
     The Master Portfolio may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to the Master Portfolio until settlement takes place. The Master Portfolio segregates liquid securities in an amount at least equal to these commitments. For the purpose of determining the adequacy of these securities, the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Master Portfolio’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Portfolio. When entering into a when-issued transaction, the Master Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Master Portfolio may be disadvantaged. The Master Portfolio will not invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and held by the Master Portfolio are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if, in order to achieve higher interest income, the Master Portfolio remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in the Master Portfolio’s net asset value (“NAV”).
     When payment for when-issued securities is due, the Master Portfolio will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Master Portfolio’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.
Reverse Repurchase Agreements
     The Master Portfolio may enter into reverse repurchase agreements under the circumstances described in “Investment Restrictions.” Under a reverse repurchase agreement, the Master Portfolio sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Master Portfolio retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Cash or liquid high-quality debt obligations from the Master Portfolio’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Master Portfolio’s custodian on the Master Portfolio’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the Master Portfolio may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements also involve a risk of default by the counterparty, which may adversely affect the Master Portfolio’s ability to reacquire the underlying securities.
Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“YCDs”)
     The Master Portfolio may invest in ECDs, ETDs and YCDs. ECDs and ETDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks and foreign banks. YCDs are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks.
     Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements. Obligations of foreign issuers also involve risks such as future unfavorable political and economic developments, withholding tax, seizures of foreign deposits, currency controls, interest limitations, and other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment.
Forward Commitments
     The Master Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Master Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Master Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Master Portfolio’s other assets. Where such purchases are made through dealers, the Master Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Master Portfolio of an advantageous yield or price.
     Although the Master Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Master Portfolio may dispose of a commitment prior to settlement if SSgA FM deems it appropriate to do so. The Master Portfolio may realize short-term profits or losses upon the sale of forward commitments.
Investment-Grade Bonds

     The Master Portfolio may invest in corporate notes and bonds that are rated investment-grade by a nationally recognized statistical rating organization (“NRSRO”) (rated in one of the two short-term highest rating categories by at least two NRSROs or by one NRSRO if only one NRSRO has rated the security) or, if unrated, are of comparable quality to the rated securities described above, as determined by SSgA FM in accordance with procedures established by the Master Portfolio’s Board of Trustees. Investment-grade securities include securities rated Baa by Moody’s or BBB- by S&P (and securities of comparable quality), which have speculative characteristics.
Mortgage-Related Securities
     The Master Portfolio may invest in mortgage-related securities. Mortgage-related securities represent an interest in a pool of, or are secured by, mortgage loans. Mortgage-related securities may be issued or guaranteed by (i) US Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies.
     Many mortgage-related securities provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on many mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities
     Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments typically will result in early payment of the applicable mortgage-related securities. The occurrence of mortgage prepayments is affected by a variety of factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities.
     Because of the possibility of prepayments (and due to scheduled repayments of principal), mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. Prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Master Portfolio.
Collaterized mortgage obligations (“CMOs”) may be issued by a U.S. Government agency or instrumentality or by a private issuer. CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to its terms. However, monthly principal payments and any prepayments from the collateral pool are generally paid first to the holders of the most senior class. Thereafter, payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Any or all classes of obligations of a CMO may be paid off sooner than expected because of an increase in the payoff speed of the pool. Changes in prepayment rates may have significant effects on the values and the volatility of the various classes and series of a CMO. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.
Stripped mortgage-related securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-related securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Master Portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Master Portfolio may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-related securities may be more volatile and less liquid than that for other mortgage-related securities, potentially limiting the Master Portfolio’s ability to buy or sell those securities at any particular time.
Government Mortgage-Related Securities

     GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-related securities. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same interest rate risk as comparable privately issued mortgage-related securities. Therefore, the effective maturity and market value of a fund’s GNMA securities can be expected to fluctuate in response to changes in interest rate levels.
     Residential mortgage loans are also pooled by FHLMC, a corporate instrumentality of the U.S. Government. The mortgage loans in FHLMC’s portfolio are not government backed; FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC securities. FHLMC also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.
     FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA, not the U.S. Government.
Other Asset-Backed Securities
     The Master Portfolio may invest in asset-backed securities that are not mortgage-related. Asset-backed securities other than mortgage-related securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are typically similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity, or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, applying only until exhausted and generally covering only a fraction of the security’s par value.
     The value of such asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments, or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and the Master Portfolio would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in generally the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-related securities. Use of asset-backed securities will represent less than 5% of the Master Portfolio’s total assets by issuer.
Variable and Floating Rate Securities
     The Master Portfolio may invest in variable and floating rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
Variable Amount Master Demand Notes
     The Master Portfolio may invest in variable amount master demand notes which are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

Zero Coupon Securities
     The Master Portfolio may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of the comparable securities that pay interest periodically during the life of the instrument. The Master Portfolio will not receive cash payments on a current basis from the issuer in respect of accrued original issue discount (“OID”), but investors will be required to accrue OID for U.S. federal income tax purposes. Investors that intend to meet the 90% distribution requirement for treatment as a “regulated investment company” under Section 852 of the Internal Revenue Code of 1986, as amended (the “Code”) may be required to redeem a portion of their interest in the Master Portfolio in order to obtain sufficient cash to satisfy the 90% distribution requirement with respect to the OID accrued on zero coupon bonds. The Master Portfolio in turn may sell portfolio holdings in order to meet such redemption requests, including at a time when it may not be advantageous to do so.
     The Master Portfolio may invest no more than 25% of their respective total assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.
Potential Impact of Large Redemptions and Purchases of Fund Shares
     From time to time, shareholders of the Fund (which may include affiliates of the Manager) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities, or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate.
Special Information Concerning Master-Feeder Fund Structure
     Unlike other open-end management investment companies (mutual funds) that directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by ordinarily investing substantially all of its assets in the Master Portfolio, a separate registered investment company with the same investment objective as Fund. Therefore, an investor’s interest in the Master Portfolio’s securities is indirect. In addition to selling beneficial interests to the Fund, the Master Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Master Portfolio on substantially the same terms and conditions and will pay a proportionate share of the Master Portfolio’s expenses.
     The Board of Trustees of the Fund believes that the Fund will achieve certain efficiencies and economies of scale through the master-feeder structure and that the aggregate expenses of the Fund are no higher than if the Fund invested directly in the securities held by the Master Portfolio.
     Smaller funds investing in the Master Portfolio may be materially affected by the actions of larger funds investing in the Master Portfolio. For example, if a large fund withdraws from the Master Portfolio, the remaining shareholders, including the Fund, may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Master Portfolio may become less diverse, resulting in increased portfolio concentration and potential risk. While the risk of shareholder redemptions is endemic to the open-end fund structure, the presence of other feeder fund investors in the Master Portfolio gives your Fund’s Trustees and Management less visibility into, and less control over, the handling of redemptions than they would have if all investors in the underlying pool of assets were Fund shareholders. Also, funds with a greater pro rata ownership in the Master Portfolio could have effective voting control of the operations of the Master Portfolio. Except as permitted by the Commission, whenever the Fund is requested to vote on matters pertaining to the Master Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund’s shareholders. The Fund shareholders who do not vote will not affect the Trust’s votes at the Master Portfolio meeting. The percentage of the Trust’s votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as Fund shareholders who do, in fact, vote.
     The ability of the Fund to meet redemption requests depends on its ability to redeem shares that it holds in the Master Portfolio. The Master Portfolio may suspend or postpone redemptions, to the extent permitted by the 1940 Act and other applicable law, if, for example, an emergency exists, as a result of which disposal by the Master Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Master Portfolio fairly to determine the value of its net assets. In addition, the SEC may by order permit suspension of redemptions for the protection of shareholders of the Master Portfolio. If the Master Portfolio were to suspend or postpone redemptions, the Fund may seek to suspend redemptions of Fund shares.
     If the Master Portfolio is unable to maintain a stable NAV, for example during periods of rapidly changing interest rates or turbulent market conditions or when the Master Portfolio experiences significant redemption requests, the Fund may lose money.
     Certain changes in the Master Portfolio’s investment objective, policies or restrictions may require the Fund to withdraw, in whole or in part, its interest in the Master Portfolio. Such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the Master Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing. If the Fund were to withdraw its investment in the Master Portfolio for any reason, there is no assurance that the Fund could find a suitable replacement for the Master Portfolio.
INVESTMENT RESTRICTIONS
Investment Objectives
     Except to the extent set forth in the Prospectus, the investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval.
Fundamental Investment Restrictions
     The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without shareholder approval by vote of a majority of the outstanding voting securities of the Fund. The Master Portfolio in which the Fund invests has substantially the same investment restrictions as the Fund. In reviewing the description of the Fund’s investment restrictions below, you should assume that the investment restrictions of the Master Portfolio are the same in all material respects as those of the Fund.
     Under these restrictions, the Fund will not:
(1)	invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of U.S. and foreign banks are not considered a single industry for purposes of this restriction;

(2)	borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund’s assets taken at market value, less liability other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net asssets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets;

(3)	pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33 1/3% of the value of the Fund’s total assets to secur borrowings permitted by paragraph (2) above;

(4)	invest in securities of any one issuer (other than securities issued by the U.S. government, its agencies, and instrumentalities or securities issued by other investment companies), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer;

(5)	make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements.” The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1/3% of the value of the Fund’s total assets;

(6)	invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration;

(7)	engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition; and

(8)	issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     Notwithstanding the concentration policy of the Fund (as set forth in Investment Restriction No. 1, above) the Fund is permitted to invest, without limit, in bankers’ acceptances, certificates of deposit and similar instruments issued by: (i) U.S. banks, (ii) U.S. branches of foreign banks (in circumstances in which the U.S. branches of foreign banks are subject to the same regulation as U.S. banks), (iii) foreign branches of U.S. banks (in circumstances in which the Fund will have recourse to the U.S. bank for the obligations of the foreign branch), and (iv) foreign branches of foreign banks to the extent that the Manager were to determine that the foreign branches of foreign banks are subject to the same or substantially similar regulations as U.S. banks. The Fund may concentrate in such instruments when, in the opinion of the Manager, the yield, marketability and availability of investments meeting the Fund’s quality standards in the banking industry justify any additional risks associated with the concentration of the Fund’s assets in such industry. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.
     All percentage limitations (except the limitations related to borrowings) on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.
Other Information Regarding Investment Restrictions and Policies
     The Fund and the Master Portfolio are also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust’s management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.
     Unless otherwise stated, all limitations applicable to the Fund’s investments will apply at the time of investment. In addition, the Manager may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Fund that are specific to the Manager. For example, the Manager may employ its own internally-developed definitions and standards in connection with defining Fund market capitalization criteria (e.g., determining whether a company is a “large,” “mid” or “small” capitalization company), characterizing a security as an “equity” or “fixed income” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” “sector” or group of related industries or sectors, determining the scope of a “geographic region” and characterizing an investment as a U.S. or non-U.S. investment (or otherwise determining the location of an investment for purposes of the Fund’s geographic restrictions). In addition, the definitions and standards used by the Manager may change over time and without notice to investors, and in certain cases the Manager may use definitions and standards for the Fund that differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts that it advises.
     Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
     To the extent the Fund covers its commitment under a derivative instrument or other borrowing by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, or by entering into offsetting positions, such instrument is not considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.
     The phrase “shareholder approval,” as used in the Prospectus, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, Trust or share class, as the case may be, or (2) 67% or more of the shares of the Fund, Trust or share class, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
MANAGEMENT OF THE TRUST
Trustees and Officers
     The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Fifth Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.
     Board Leadership Structure — The Trust’s Board of Trustees consists of twelve Trustees, ten of whom are Independent Trustees, meaning that over 80% of Board members that are independent. An Independent Trustee serves as Chairman of the Trustees and is selected by vote of the majority of the Independent Trustees. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.
     The Board of Trustees meets regularly four times each year to discuss and consider matters concerning the Trust and the Fund, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of Trust management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.
     The Board of Trustees has established five standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Oversight and Compliance Committee, the Board Governance and Nominating Committee, the Contracts Committee, the Performance Committee, and the Valuation Committee. The functions and role of each Committee are described below under “—Committees of the Board of Trustees.”
     Each Independent Trustee is a member of at least two Committees, which the Board believes allows the Independent Trustees to participate in a broad range of the Board’s oversight duties. In addition, each Committee is chaired by an Independent Trustee.
     The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees on the Board and limiting Committee chairs to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the role of Allianz Global Fund Management in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Trust, the variety of asset classes offered by the Trust, the net assets of the Fund and the Trust and the investment advisory, administration, distribution and other service arrangements of the Fund and the Trust. The Board also believes that its structure, including the presence of two Trustees who are executives with various entities affiliated with Allianz Global Fund Management, facilitates an efficient flow of information concerning the management of the Trust to the Independent Trustees.
     Risk Oversight — The Fund has retained Allianz Global Fund Management to provide investment advisory services and administrative services, and the Manager is immediately responsible for the management of risks that may arise from Fund investments and operations. The Manager employs different processes, procedures and controls to identify and manage different types of risks that may affect the Fund. The Board oversees the performance of the risk management functions by the Manager, both directly and through the Committee structure it has established. The Board receives from the Manager a wide range of reports, both on a regular and as-needed basis, relating to the Fund’s activities and to the actual and potential risks of the Fund and the Trust as a whole. These include reports on investment risks, custody and valuation of the Fund’s assets, compliance with applicable laws, and the Fund’s financial accounting and reporting. The Board also regularly receives, from the Fund’s principal underwriter, reports regarding the distribution, sale and marketing of the Fund’s shares, as well as related risks. In addition, the Board meets periodically with the Money Market Oversight Committee of the Manager to receive reports regarding the portfolio management of the Fund and its performance, including its investment risks. In the course of these meetings and discussions with Allianz Global Fund Management, the Board has emphasized the importance of maintaining vigorous risk management programs and procedures.
     In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within Allianz Global Fund Management’s organization including its Chief Risk Officer, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.
     The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Fund can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.
     The Trustees and executive officers of the Trust, their dates of birth, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and any other directorships held by the Trustees of the Trust are listed in the following tables. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 1633 Broadway, New York, NY 10019.
Interested Trustees

Number of
				Portfolios in	Other
			Principal	Fund	Directorships
	Position(s)	Term of Office and	Occupation(s)	Complex*	Held by Trustee
Name, Address and	Held with	Length of Time	During	Overseen by	During the Past 5
Date of Birth	Trust	Served****	Past 5 Years	Trustee	Years

Udo Frank** 05/06/1959	Trustee	1/2006 to present	Managing Director and Global Chief Executive Officer, RCM Capital Management LLC; Executive Committee Member, Allianz Global Investors AG; Member - Management Board of Allianz Global Investors Fund Management LLC and Caywood-Scholl Capital Management LLC; Managing Director and Chief Executive Officer of RCM U.S. Holdings LLC.	23	None

John C. Maney*** 08/03/1959	Trustee	12/2006 to present	Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. since January 2005 and also Chief Operating Officer of Allianz Asset Management of America L.P. since November 2006; Trustee of the funds in the Allianz/PIMCO Fund Complex since 2006.	81	None

*	The term “Fund Complex” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds Multi-Strategy Trust, each series of PIMCO Funds, each series of PIMCO Equity Series, each series of PIMCO Equity Series VIT, each series of PIMCO ETF Trust, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, AGIC Convertible & Income Fund, AGIC Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest and Premium Strategy Fund, AGIC International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, AGIC Equity & Convertible Income Fund, AGIC Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., each series of Allianz Global Investors Managed Accounts Trust (f/k/a Fixed Income Shares), each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC.

**	Mr. Frank is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his positions set forth in the table above.

***	Mr. Maney is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) due to his positions set forth in the table above, among others with the Trust’s Manager and various affiliated entities.

****	Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

Independent Trustees

				Number
				of
				Portfolios
				in Fund
				Complex	Other Directorships
	Position(s)	Term of Office**		Overseen	Held by Trustee
Name, Address and	Held with	and Length of Time	Principal Occupation(s) During	by	During the Past 5
Date of Birth	Trust	Served	Past 5 Years	Trustee	Years

Maryann Bruce 04/01/1960	Trustee	6/2010 to present	President, Turnberry Advisory Group (business consulting). Formerly, President, Aquila Distributors, Inc.; Senior Vice President of each of the equity and bond funds in the Aquila Group of Funds; Executive Managing Director, Evergreen Investments; and President, Evergreen Investments Services, Inc. (securities distribution).	23	None.

F. Ford Drummond 10/22/1962	Trustee	1/2006 to present	Owner/Operator, Drummond Ranch. Director, The Cleveland Bank, Formerly, General Counsel, BMI-Health Plans (benefits administration).	23	Director, Bancfirst Corporation

C. Kim Goodwin 05/15/1959	Trustee	6/2010 to present	Founder, GGA Consulting Company, Inc. (investment advisory company). Formerly, Head of Equities (Global), Credit Suisse; and Chief Investment Officer-Equities, State Street Research & Management Company (investment management).	23	Director, Akamai Technologies, Inc.

James S. MacLeod 11/21/1947	Trustee	1/2006 to present	Director and President, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; and Senior Managing Director and Chief Executive Officer, Homeowners Mortgage Enterprises Inc. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation.	23	Director, Sykes Enterprises, Inc.

				Number
				of
				Portfolios
				in Fund
				Complex	Other Directorships
	Position(s)	Term of Office**		Overseen	Held by Trustee
Name, Address and	Held with	and Length of Time	Principal Occupation(s) During	by	During the Past 5
Date of Birth	Trust	Served	Past 5 Years	Trustee	Years

Davey S. Scoon 12/14/1946	Trustee	1/2006 to present	Adjunct Assistant Professor, Tufts University School of Medicine. Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing); and Chief Administrative and Financial Officer, SunLife Financial-U.S. (financial services).	23	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc.; Director, CardioKine Inc. and Director, Orthofix International N.V.

Edward E. Sheridan 09/19/1954	Trustee	1/2006 to present	Retired, Formerly, Managing Director, Head of Global Institutional Sales-Debt and Equity, Merrill Lynch & Co. Inc. (financial services).	23	None.

W. Bryant Stooks* 09/10/1940	Trustee	1/1997 to present	President, Bryant Investments, Ltd. (financial services). Formerly, President, Ocotillo at Price L.L.C. (real estate investments); President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co. (auditing).	23	None.

Gerald M. Thorne* 05/12/1938	Trustee	1/1997 to present	Partner, Mount Calvary Associates, LLP (low income housing); and Partner, Evergreen Partners LLC (resort real estate). Formerly, Director, Kaytee Products, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin Capital Corp. (small business investment company); Director, VPI Inc. (plastics company); and Director, American Orthodontics Corporation.	23	None.

James W. Zug 07/22/1940	Trustee	1/2006 to present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP (auditing).	23	Director, Brandywine Funds (3 portfolios); Director, Amkor Technology, Inc.; and Director, Teleflex Incorporated.

*	Prior to their election as Trustees of the Trust, Messrs. Stooks and Thorne served as Trustees of PIMCO Advisors Funds (“PAF”). As discussed above, on January 17, 1997, the Trust and PAF were involved in a transaction in which certain series of PAF were reorganized into series of the Trust.

**	Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

Executive Officers

Name, Address and Date	Position(s) Held	Term of Office and Length of
of Birth	with Trust	Time Served	Principal Occupation(s) During Past 5 Years

Brian S. Shlissel 11/14/1964	President	6/2005 to present	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 28 funds in the Fund Complex; President of 54 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna 03/10/1966	Treasurer, Principal Financial and Accounting Officer	6/2005 to present	Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 81 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 Funds in the Fund Complex.

Thomas J. Fuccillo 03/22/1968	Vice President, Chief Legal Officer and Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Asset Management of America L.P.; Vice President, Secretary and Chief Legal Officer of 81 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Youse Guia 09/03/1972	Chief Compliance Officer	9/2004 to present	Senior Vice President, Chief Compliance Officer, Allianz Asset Management of America L.P.; Chief Compliance Officer of 81 funds in the Fund Complex and of The Korea Fund, Inc.

Richard J. Cochran 01/23/1961	Assistant Treasurer	5/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Scott Whisten 03/13/1971	Assistant Treasurer	3/2007 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 81 funds in the Fund Complex

Richard H. Kirk 04/06/1961	Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Asset Management of America L.P.; Senior Vice President and Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 54 funds in the Fund Complex.

Lagan Srivastava 09/20/1977	Assistant Secretary	12/2006 to present	Vice President, Allianz Asset Management of America L.P.; Assistant Secretary of 81 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 04/18/1974	Assistant Secretary	1/2011 to present	Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).
Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.
     Trustee Qualifications — The Board has determined that each Trustee should continue to serve as such based on several factors (none of which alone is decisive). With the exception of Mses. Bruce and Goodwin (who each became a Board member in June 2010), each Trustee has served on the Board for a number of years and is knowledgeable about the Trust’s business and service provider arrangements. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
     In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
     Maryann Bruce — investment management, fund administration and distribution experience as an executive and consultant; experience as a mutual fund executive officer
     F. Ford Drummond — legal background and experience; board experience in the banking sector
     Udo Frank — investment management experience as a portfolio manager, chief investment officer and executive; leadership roles within Allianz
     C. Kim Goodwin — investment management experience as a portfolio manager, chief investment officer and consultant; experience as a board member of a public company
     James S. MacLeod — business and finance experience, including in the banking sector; experience as an officer and a board member of public and private companies
     John C. Maney — executive and board experience in the investment management industry, including senior-level positions with investment advisory firms affiliated with Allianz Global Fund Management
     Davey S. Scoon — investment management experience as an executive; accounting and finance background and experience; experience as an officer and a board member of public companies
     Edward E. Sheridan — investment and finance experience, including as an executive in the financial services industry
     W. Bryant Stooks — business and finance experience, including in the real estate and construction industries; accounting background and experience, including as a partner in a global accounting firm; experience as a board member of various organizations; experience as a board member of predecessors to certain Allianz Funds
     Gerald M. Thorne — business and finance experience; experience as a board member of various organizations; experience as a board member of predecessors to certain Allianz Funds
     James W. Zug — accounting background and experience, including as a partner in a global accounting firm; experience as a board member of mutual funds and public companies

Committees of the Board of Trustees
     The Trust’s Audit Oversight and Compliance Committee is currently composed of Ms. Bruce and Messrs. Scoon, Stooks and Zug (Chair). Mr. Maney attends meetings as an observer but does not vote. All of the members of the Audit Oversight and Compliance Committee are Independent Trustees. The principal functions of the Audit Oversight and Compliance Committee are (i) to provide assistance to the Trustees in fulfilling their responsibility to shareholders relating to fund accounting, reporting practices of the Trust and the quality and integrity of the financial reports of the Trust, and (ii) oversight of the compliance programs of the Trust and its service providers as well as oversight of the Trust’s Chief Compliance Officer. The Audit Oversight and Compliance Committee was constituted on January 1, 2006, and prior to that date its responsibilities were carried out by separate committees — the Trust’s Audit Oversight Committee and the Trust’s Compliance Committee. The Trust’s Audit Oversight and Compliance Committee convened 7 times during the fiscal year ended December 31, 2011.
     The Trust’s Valuation Committee is currently composed of Ms. Bruce and Messrs. Frank, MacLeod (Chair), Maney, Scoon and Zug. The Valuation Committee has been delegated responsibility by the Trust’s Board of Trustees for overseeing determinations of the fair value of the Funds’ portfolio securities on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Committee met or otherwise took action 4 times during the fiscal year ended December 31, 2011.
     The Trust’s Board Governance and Nominating Committee is currently composed of Ms. Bruce and Messrs. Drummond, MacLeod (Chair), Scoon and Thorne. Mr. Maney attends meetings as an observer but does not vote. All of the voting members of the Board Governance and Nominating Committee are Independent Trustees. The Board Governance and Nominating Committee’s responsibilities include the oversight of matters relating to the functions and duties of the Board of Trustees (including Board education) and the screening and nomination of candidates for election to the Board of Trustees as independent trustees of the Trust. It is the policy of the Board Governance and Nominating Committee to consider trustee nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Board Governance and Nominating Committee are set forth as Appendix C to this Statement of Additional Information. The Board Governance and Nominating Committee was called the Nominating Committee prior to January 1, 2006 and convened 4 times during the fiscal year ended December 31, 2011.
     The Trust’s Contracts Committee is currently composed of Ms. Goodwin and Messrs.  Scoon, Sheridan (Chair), Stooks and Zug. The Contracts Committee’s responsibilities include reviewing and considering the periodic renewal of the Funds’ investment advisory and administration and distribution agreements and plans. The Contracts Committee convened 6 times during the fiscal year ended December 31, 2011.
     The Trust’s Performance Committee is currently composed of Ms. Goodwin (Chair) and Messrs. Drummond, Frank, MacLeod, Scoon, Sheridan and Thorne. The Performance Committee’s responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Funds’ Sub-Advisers. The Performance Committee convened 7 times during the fiscal year ended December 31, 2011.
Securities Ownership
     For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Trust, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies. The dollar ranges used in the table are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following table includes securities in which the Trustees hold an economic interest through their deferred compensation plan. See “Trustees’ Compensation” below.
Securities Ownership as of December 31, 2011

Aggregate Dollar Range of Equity
	Dollar Range of	Securities in All Registered Investment
	Equity Securities in	Companies Overseen by Trustee in Family of
Name of Trustee	the Fund	Investment Companies*
Maryann Bruce	None	Over $100,000
C. Kim Goodwin	None	Over $100,000
F. Ford Drummond	None	Over $100,000
Udo Frank	None	Over $100,000
James S. MacLeod	None	Over $100,000

Aggregate Dollar Range of Equity
	Dollar Range of	Securities in All Registered Investment
	Equity Securities in	Companies Overseen by Trustee in Family of
Name of Trustee	the Fund	Investment Companies*
John C. Maney	None	Over $100,000
Davey S. Scoon	None	Over $100,000
Edward E. Sheridan	None	Over $100,000
W. Bryant Stooks	None	Over $100,000
Gerald M. Thorne	None	Over $100,000
James W. Zug	None	Over $100,000

*	The term “Family of Investment Companies” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds Multi-Strategy Trust, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, AGIC Convertible & Income Fund, AGIC Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest and Premium Strategy Fund, AGIC International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, AGIC Equity & Convertible Income Fund, AGIC Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Strategic Global Government Fund, Inc. Series, each series of Allianz Global Investors Managed Accounts Trust (f/k/a Fixed Income Shares), each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC.
     To the Trust’s knowledge, the Independent Trustees and their immediate family members do not beneficially own any securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2011.
Trustees’ Compensation
     Trustees, other than those affiliated with Allianz, Allianz Global Investors of America L.P. (“Allianz”), currently receive an annual retainer of $80,000 ($140,000 for the Chairman), plus $8,000 ($12,000 for the Chairman) for each Board of Trustees meeting attended in person and $2,000 for each meeting attended telephonically. Each member of a Committee currently receives a $10,000 annual retainer per Committee, except for the Valuation Committee members, who currently receive a $2,000 annual retainer. The Committee Chair Fees are $10,000 for the Governance Committee, $15,000 for the Performance Committee, and $15,000 for each of the Audit and Contracts Committees and $2,000 for the Valuation Committee. The Chairman of the Trustees currently receives a $42,000 annual retainer for his service as a member of each Committee of the Board of Trustees. In addition, the Chairman of the Board has the authority to cause the Fund to incur costs of up to $20,000 for any staff or other expenses the Chairman believes are required to support the position. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with (i) extraordinary Fund activities or circumstances or actual or threatened litigation or (ii) an investigation of a regulatory or investment matter, the Trustee is compensated for such services at the rate of $2,500 per day plus reimbursement of reasonable expenses. The Board of Trustees may from time to time establish ad hoc committees, and Trustees who sit on such ad hoc committees may receive additional compensation for their participation.
     Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below). The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such fees if they had been invested in the Fund on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in a substantially similar financial position to what is financial position would have been if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund selected by the Trustees.
     The following table sets forth information regarding compensation received by those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust for the fiscal year ended December 31, 2011. (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust).

		Pension or
		Retirement		Total
		Benefits		Compensation from
	Aggregate	Accrued as Part	Estimated	Trust and Fund
	Compensation	of Trust	Annual Benefits	Complex Paid to
Name of Trustee	from Trust*	Expenses	Upon Retirement	Trustees
Maryann Bruce	$142,000	N/A	N/A	$142,000
Theodore J. Coburn**	$140,000	N/A	N/A	$140,000
F. Ford Drummond	$140,000	N/A	N/A	$140,000
C. Kim Goodwin	$147,500	N/A	N/A	$147,500
James S. MacLeod	$144,000	N/A	N/A	$144,000
Davey S. Scoon	$242,000	N/A	N/A	$242,000
Edward E. Sheridan	$142,500	N/A	N/A	$142,500
W. Bryant Stooks	$155,000	N/A	N/A	$155,000
Gerald M. Thorne	$147,500	N/A	N/A	$147,500
James W. Zug	$157,000	N/A	N/A	$157,000

*	Amounts include payments deferred by Trustees for the fiscal year ended December 31, 2011, with respect to the Trust. The total amount of deferred compensation accrued for the Trust as of December 31, 2011 for the Trustees (relating to deferrals during such fiscal year and any prior years) is as follows: Coburn $24,675, Drummond $745,138, Scoon $122,827, Sheridan $970,741, and Thorne $313,704.

**	Effective December 1, 2011, Theodore Coburn resigned as a Trustee of the Trust, and the Trust agreed to continue to pay Mr. Coburn his Trustee fees through December 31, 2011. In connection with his resignation, Mr. Coburn entered into an agreement with the Trust under which Mr. Coburn agreed to advise and consult on the operation of the Trust for a period of two years beginning January 1, 2012. In return, the Trust agreed to pay Mr. Coburn a consulting fee at the rate per annum equal to the amount of total Trustee fees he earned in the calendar year ended December 31, 2011.
Management of the Master Trust
     The trustees of the Master Trust are responsible for generally overseeing the Master Trust’s business. The following table provides biographical information with respect to each trustee and officer of the Master Trust.

			Number of Funds
	Position(s) with the		and Portfolios in
Name, Address	Master Trust and	Principal Occupation(s)	Fund Complex(2)	Other Directorships
and Age	Term of Office(1)	During Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees

Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 Age: 66	Trustee and Chairman of the Board Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 — present).	22	Trustee, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; and Director, Reaves Utility Income Fund, Inc.

William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 74	Trustee Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 -1999) Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 — 2010); Former Trustee. Old Mutual South Africa Master Trust (investments) (1995 — 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1994 - 2008).	22	Trustee, State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust; Former Trustee, Children’s Hospital, Boston, MA; and Trustee Florida Stage.

Rina K. Spence State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 62	Trustee Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (2000 — present); Chief Executive Officer, IEmily.com (internet company) (2000 — 2001); Chief Executive Officer Consensus Pharmaceutical, Inc. (1998 -1999); Founder,	22	Trustee, State Street Institutional Investment Trust; Director, Berkshire Life Insurance Company of America 1993-2009; Director, IEmily.com, Inc. 2000-2010; Trustee, National Osteoporosis Foundation 2005-2008.

			Number of Funds
	Position(s) with the		and Portfolios in
Name, Address	Master Trust and	Principal Occupation(s)	Fund Complex(2)	Other Directorships
and Age	Term of Office(1)	During Past 5 Years	Overseen by Trustee	Held by Trustee
		President and Chief Executive Officer of Spence Center for Women’s Health (1994 - 1998); President and Chief Executive Officer, Emerson Hospital (1984-1994); Trustee, Eastern Enterprise (utilities) (1988- 2000).

Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 70	Trustee Term: Indefinite Elected: 7/99	Executive Vice President,, Chase Manhattan Bank (1987 -1999). Mr. Williams retired in 1999.	22	Trustee, State Street Institutional Investment Trust; Treasurer, Nantucket Educational Trust, 2002-2007

Interested Trustee(3)

James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 46	Trustee President Term: Indefinite Elected: 2/07 Elected President: 4/05	President, SSgA Funds Management Inc. (investment adviser) (2005-present); Principal, SSgA Funds Management, Inc. (2001-2005); Senior Managing Director, State Street Global Advisors (2006-present); Principal, State Street Global Advisors (2000-2006).	22	Trustee, State Street Institutional Investment Trust ; SPDR ®Series Trust; Trustee, SPDR® Index Shares Trust and Trustee, Select Sector SPDR® Trust

(1)	Each trustee may serve until his/her death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

(2)	The “Fund Complex” consists of the Master Portfolio, ten other series of the Master Trust, and eleven series of State Street Institutional Investment Trust, none of which are discussed in this SAI and are offered (including the Master Portfolio) via a separate prospectus and SAI.

(3)	Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of State Street Master Funds.

Position(s) with the Master
Name, Address and Age	Trust and Term of Office(1)	Principal Occupation(s) During Past 5 Years(2)
Officers

Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 44	Vice President Term: Indefinite Elected: 09/09	Senior Managing Director, SSgA Funds Management, Inc. (investment adviser); July 2007 — present, Managing Director (June 2006 to July 2007, Vice President; 2000 — June 2006, Principal), State Street Global Advisors.

Position(s) with the Master
Name, Address and Age	Trust and Term of Office(1)	Principal Occupation(s) During Past 5 Years(2)
Laura F. Dell State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 Age: 47	Treasurer Term: Indefinite Elected: 11/10 Assistant Treasurer 11/08-11/10	Vice President of State Street Bank and Trust Company (prior to July 2, 2007, Investors Financial Corporation) (since 2002).

Chad C. Hallett State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 Age: 42	Assistant Treasurer Term: Indefinite Elected: 9/11	Vice President, State Street Bank and Trust Company (2001-2010)*.

Caroline Connolly State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 Age: 35	Assistant Treasurer Term: Indefinite Elected: 9/11	Assistant Vice President of Fund Administration of State Street Bank and Trust Company (2007 — present); Assistant Vice President of Eaton Vance Management (2005-2007).

Jacqueline Angell State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 36	Chief Compliance Officer Term: Indefinite Elected: 04/11	July 2008 to Present, Vice President, State Street Global Advisors; and April 2006 to June 2008, Director, Investment Advisor Oversight, Fidelity Investments.

David James State Street Bank and Trust Company 4 Copley Place 5th Floor Boston, MA 02116 Age: 40	Secretary Term: Indefinite Elected: 11/09	Vice President and Managing Counsel, State Street Bank and Trust Company, (2009 - present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 - 2009); and Retired (2005); Assistant Vice President and Counsel, State Street Bank and Trust Company, (2000 — 2004).

(1)	Each officer serves at the pleasure of the Board until the next annual election of officers or until his or her successor is chosen and qualified, or in each case until his or her death, resignation or removal from office, in accordance with the By-Laws of the Master Trust.

(2)	Each officer may have served in various other capacities for the same organization during the length of time served.

*	Served in various capacities and/or with various affiliated companies during noted time period.
Codes of Ethics
     The Trust, Allianz Global Fund Management and the Distributor have adopted Codes of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. Subject to certain conditions, these Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.
Proxy Voting Policies
     The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities have been included as Appendix B. Summary descriptions of the proxy voting policies and procedures of Allianz Global Investors Fund Management are also included in Appendix B. Information regarding how the Trust voted proxies relating to securities held by the Fund during the most recent twelve-month period ended June 30 will be available, without charge, upon request by calling 1-800-988-8380 (Class A and Class C classes) or 1-800-498-5413 (Institutional II Class) and on the SEC’s website, www.sec.gov and on the Allianz Global

Investors website,www.allianzinvestors.com.
Investment Manager
     Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as investment manager to the Fund pursuant to an investment management agreement (“Management Agreement”) between Allianz Global Fund Management and the Trust. The Manager is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“Allianz”). Allianz, acting through an investment management division, was the former investment adviser to the Trust. Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz Asset Management of America LLC. Allianz Asset Management of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.9% non-managing interest, and Allianz Asset Management of America Holdings Inc., a Delaware corporation that owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Asset Management of America Holdings Inc. is a wholly-owned subsidiary of Allianz Asset Management Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz Asset Management of America LLC and Allianz Asset Management of America Holdings Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Asset Management Aktiengesellschaft is Seidlstrasse, 24-24a, D-80335, Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Allianz’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.
     The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee.
     The Manager is located at 1633 Broadway, New York, NY 10019. The Manager and its investment management affiliates had approximately $1.4 trillion of assets under management as of December 31, 2011.
     As of the date of this Statement of Additional Information, there are currently no significant institutional shareholders of Allianz SE. Allianz SE owns approximately 10% of Commerzbank AG. Certain broker-dealers that might be controlled by, or affiliated with, Commerzbank AG may be considered to be affiliated persons of the Manager and its affiliates. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers”). Absent an SEC exemption or other regulatory relief, the Fund is generally precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act.
Management Agreement
     The Manager, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing, either directly or through others selected by the Manager, the investments of the Fund. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund.
     Under the terms of the Management Agreement, the Manager is obligated to manage the Fund in accordance with applicable laws and regulations. The investment management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement. The Manager is free to, and does, render investment management services to others.
     The Management Agreement will continue in effect with respect to the Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Management Agreement. The Management Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of the Trust (or with respect to the Fund, by the vote of a majority of the outstanding voting shares of the Fund), or by the Manager, on 60 days’ written notice to the other party, and will terminate automatically in the event of its assignment.
     The Management Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
     The Manager places all orders for purchases and sales of the Fund’s investments. The Manager receives no compensation for its services to the Fund while the Fund invests substantially all of its investable assets in a master-feeder structure. If the Fund does not invest substantially all (i.e., greater than 90%) of its investable assets in a master-feeder structure, the Manager would be entitled to receive a monthly investment management fee, at an annual rate of 0.05% of average daily net assets.

Expense Limitation Agreements
     The Manager has contractually agreed until April 30, 2013 to irrevocably waive the Fund’s allocable share of the ordinary operating expenses of the Master Portfolio and Fund fees and expenses and to reimburse the Fund, to the extent that Total Annual Fund Operating Expenses including payment of organizational expenses, but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed the amount specified for each share class of the Fund, in the Fund’s Prospectus within the Fund’s “Annual Fund Operating Expenses” table in the Fund’s Fund Summary, as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
     Voluntary Expense Waivers, Reductions and Reimbursements. To maintain certain net yields for the Fund, the Manager or its affiliates may temporarily and voluntarily waive, reduce or reimburse all of any portion of the Fund’s fees and expenses.
     The Fund is newly formed and therefore has not paid any management fee amounts to the Manager as of the date of this SAI.
Additional Information about Services Provided by Allianz Global Fund Management
     As noted above, Allianz Global Fund Management serves as investment manager to the Trust pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between Allianz Global Fund Management and the Trust. Allianz Fund Management, subject to the supervision of the Board of Trustees, is responsible for managing the investments of the Fund either directly or through others selected by the Manager.
     In addition, Allianz Global Fund Management: (a) recommends and, subject to the approval of the Board of Trustees, approves the funds to be offered by the Trust; (b) subject to the approval of the Board of Trustees and, as applicable, Fund shareholders, selects sub-advisers to manage the management of the Fund’s portfolio; (c) monitors, directly, and with the assistance of third parties, the activities of any such sub-adviser and evaluates the sub-adviser’s performance; and (d) supervises Fund compliance, as discussed more fully below. Allianz Fund Management also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund and such other matters as the Trustees may request.
     Some of the objectives of Allianz Global Fund Management’s compliance program are to:
•	Continually work to enhance the compliance programs of all Allianz Global Investors of America L.P. subsidiaries;

•	Assess the existing local compliance plans in relation to current business practices from a risk-based perspective and work with local compliance to resolve major issues or gaps; and

•	Provide for the documentation of policies and procedures, with emphasis on incorporating industry best practices.
     In addition to its services as Manager, Allianz Global Fund Management provides administrative services to the Fund pursuant to the Administration Agreement. Such services include shareholder servicing, accounting, bookkeeping, internal audit services and certain other services required by the Fund, and preparation of reports to Fund’s shareholders and regulatory filings. Relatedly, as discussed above, the Manager (in some cases, together with its affiliates or third parties) provides certain other services, including compliance related services such as market timing monitoring and review of regulatory filings.
     The table below contains the business histories of the members of the Management Board of Allianz Global Fund Management. In addition to the individuals contained in the chart below, Udo Frank (Chairman), Brian S. Shlissel and John C. Maney are also members of the Management Board. Information relating to Messrs. Maney and Shlissel is contained above in “Management of the Trust—Trustees and Officers.”

Position with
Allianz Global
Fund
Name	Management	Recent Professional Experience
Barbara R. Claussen	Management Board	Ms. Claussen has been a member of the Management Board since January 2008. Ms. Claussen is Chief Operating Officer at NFJ which is a registered investment adviser affiliated with Allianz Global Investors Fund Management LLC. Ms. Claussen has more than 30 years of experience in the investment business. She joined NFJ in 1989 and served as its head equity trader for approximately 17 years. In 2005, she was promoted to Chief Operating Officer at NFJ. Prior to joining NFJ in 1989, she worked for NationsBank where she spent

Position with
Allianz Global
Fund
Name	Management	Recent Professional Experience
9 years in trading. She holds a B.S. from the University of Wisconsin-Stout.

Brian J. Gaffney	Management Board	Mr. Gaffney is a Managing Director and Chief Executive Officer of Allianz Global Investors Distributors (AGID). Prior to joining AGID in July of 2008, Mr. Gaffney was a Managing Director and Head of Retail Distribution for Neuberger Berman, a position he held since 1999. Mr. Gaffney joined Neuberger Berman in 1993, having started as a regional vice president in the Institutional Mutual Funds division and subsequently as a senior vice president and National Sales Manager. Prior to joining Neuberger Berman, Mr. Gaffney was a regional vice president for Cigna Retirement Services from 1988 to 1993. He holds a BA in Sociology from Stonehill College.

Gerard P. Marino	Management Board	Mr. Marino joined Allianz Global Investors in January 2010 as a Divisional Sales Manager for the South East Division. In April 2010 he also became a Supervisory Principal after passing the Series 24 examination. Mr. Marino also holds Series 7, 63 and 65 licenses. In January 2011, Mr. Marino became Managing Director and Head of Advisory Sales. Prior to joining Allianz, Mr. Marino was employed as a Director at Chartwell Investment Partners, an SEC-registered investment advisor, from 2005 to 2010. Mr. Marino was employed as a National Sales Manager at Turner Investment Partners from 2001 to 2005. From 1996-2001, Mr. Marino was employed by John Nuveen & Co., Incorporated and Rittenhouse Financial, where he served as Vice President of Portfolio Management and Marketing. Prior to joining Rittenhouse Financial, he served as the new England Sales Manager for Brine, Inc., a sporting goods manufacturer. Mr. Marino started his financial services career at Shearson Lehman Brothers where he worked from 1987 to 1990 as an Assistant Trader on the OTC Desk. Mr. Marino earned a Bachelor’s degree in Economics from the University of Virginia in 1986. He also holds his CIMA designation from the Investment Management Consultants Association.

Scott T. Migliori	Management Board	Mr. Migliori joined RCM in 2003 as a Senior Portfolio Manager on the U.S. Large Cap Equity Portfolio Management Team. He is currently the CIO of the firm’s U.S. Large Cap Select Growth and Focused Growth strategies. In 2008, Scott was promoted to Deputy Chief Investment Officer of RCM San Francisco as part of a long term succession plan, and continues actively to drive the investment process for the Large Cap Select Growth and Focused Growth products. Prior to joining RCM, he was employed by Provident Investment Counsel, Inc. where he co-managed over $2 billion in large cap growth portfolios, and had also served as a Portfolio Manager and Analyst on mid and small cap growth funds. Prior to his investment career, Scott served as a business litigation attorney. He received his BS in Accounting from the University of Southern California, his JD from the Boalt Hall School of Law at the University of California, Berkeley, and his MBA from the Anderson School at the University of California, Los Angeles. Scott holds a CFA charter.

Position with
Allianz Global
Fund
Name	Management	Recent Professional Experience
Stephen Sexauer	Management Board	Mr. Sexauer has been a member of the Management Board since February 2011. Mr. Sexauer is Chief Investment Officer of AGI Solutions since its inception on June 23, 2008. Mr. Sexauer has overall responsibility for AGI Solutions and is directly responsible for portfolio risk profiles, asset allocation and fund selection. Mr. Sexauer was a Managing Director of Allianz Global Investors of America LLC. Prior to Allianz, Mr. Sexauer was a portfolio manager at Morgan Stanley Asset Management from July 1989-March 2002. Mr Sexauer worked at Salomon Brothers from November 1986-June 1989, Economic Consulting at Merrill Lynch Economics from June 1982-April 1985 and Wharton Econometrics from June 1982-April 1985. Mr. Sexauer holds an M.B.A. from the University of Chicago with concentrations in economics and statistics and a B.S. from the University of Illinois in economics.

Horacio A. Valeiras	Management Board	Mr. Valeiras has been Chief Investment Officer of AGIC since 2008 and is responsible for overseeing all investment and trading functions of AGI Capital. He is also the portfolio manager for the International Growth portfolios. Mr. Valeiras is Co-Director of the Allianz Center for Behavioral Finance. He joined the firm via a predecessor affiliate in 2002 after 15 years of prior investment industry experience with Morgan Stanley Investment Management, Miller Anderson & Sherrerd, and Credit Suisse First Boston. He holds an M.B.A. from the University of California, Berkeley, an S.M. from Massachusetts Institute of Technology and a B.S. from Virginia Tech.
Additional Information about the Investment Adviser to the Master Portfolio
     The Master Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of the Master Trust. SSgA FM, a subsidiary of State Street Corporation, serves as the investment adviser for the Master Portfolio. State Street Global Advisors (“SSgA”) is the investment management group of State Street Corporation, a publicly held bank holding company, and includes SSgA FM, a wholly-owned subsidiary. SSgA FM’s principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. SSgA manages approximately $1.87 trillion as of December 31, 2011 in investment programs and portfolios for institutional and individual investors. SSgA FM is registered with the SEC under the Investment Advisers Act of 1940, as amended. SSgA FM had over $216.89 billion in assets under management at December 31, 2011.
     As consideration for SSgA FM’s services as investment adviser to the Master Portfolio, SSgA FM receives from the Master Portfolio an annual fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly on the first business day of each month, of 0.05% of the Master Portfolio’s average daily net assets during the month.
DISTRIBUTION OF TRUST SHARES
Distributor and Multi-Class Plan
     Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker- dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to the Fund or class of shares without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the

Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares and does not receive any compensation other than what is described below for executing securities transactions.
     The Distribution Contract will continue in effect with respect to the Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Servicing Plans described below, by vote cast in person at a meeting called for the purpose.
     The Trust currently offers three classes of shares of the Fund: Class A, Class C, and Institutional II Class shares.
     Class A shares of the Trust are offered through financial institutions that have dealer agreements with the Distributor, or that have agreed to act as introducing brokers for the Distributor (“introducing brokers”).
     Class C shares of the Trust are not available for purchase. Class C shares of the Fund are only available by exchanges and dividend reinvestments.
     Institutional II Class shares are only offered for purchase by other series of Allianz Funds, Allianz Funds Multi-Strategy Trust or by certain other clients of the Manager as shall be determined by the Manager from time to time.
     Under the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.
     Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including management or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.
Contingent Deferred Sales Charge
     As described in the Prospectus, a contingent deferred sales charge is imposed upon certain redemptions of Class C shares if you redeem Class C shares during the fist year after your initial purchase of another fund in the Trust or in Allianz Funds Multi-Strategy Trust that has exchange privileges with the Fund. No contingent deferred sales charge is currently imposed upon redemptions of Class A or Institutional II Class shares, except that if you exchange into Class A shares of the Fund from another series of the Trust or series of Allianz Funds Multi-Strategy Trust, you may pay a 1% CDSC if you did not pay an initial sales charge on such shares and redeem the shares during the first 18 months after your initial purchase.
     During the fiscal years ended December 31, 2011, December 31, 2010, and December 31, 2009, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares and Class C shares of series of the Trust:

	Year	Year	Year
	Ended	Ended	Ended
Class	12/31/11	12/31/10	12/31/09
Class A	$136,384	$69,571	$204,658
Class C	324,487	165,196	409,070
Servicing Plans for Class A and Class C Shares
     As stated in the Prospectus under the caption “Classes of Shares—Class A and C Shares—Servicing (12b-1) Plans” and “How to Buy and Sell Shares,” Class A shares of the Trust are continuously offered through participating brokers that are members of the

Financial Industry Regulatory Authority Inc. (“FINRA” which was formerly NASD) and which have dealer agreements with the Distributor, or that have agreed to act as introducing brokers.
     Pursuant to separate Servicing Plans for Class A and Class C shares (the “Retail Plans”), the Distributor receives in connection with personal services rendered to Class A and Class C shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these servicing fees set forth below, the servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A and Class C shares as to which no servicing fees were paid on account of such limitations.
     The Distributor makes servicing payments to participating brokers, certain banks and other financial intermediaries in connection with Class A and Class C shares. In the case of Class A shares, part or all of the first year’s servicing fee is generally paid at the time of sale. Pursuant to the Distribution Agreement, with respect to the Fund’s Class A shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.
Class A and Class C Servicing Fees
     As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A and Class C shareholders of the Trust and the maintenance of Class A and Class C shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of 0.10% (calculated as a percentage of the Fund’s average daily net assets attributable to Class A and Class C shares).
     The Retail Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.
     The servicing fee, which is applicable to Class A and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in the Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Servicing fees may also be spent on interest relating to unreimbursed servicing expenses from prior years.
     Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A and Class C shares of the Fund may indirectly support sales and servicing efforts relating to the other share classes of the the Fund or the shares of the same or different classes of other series of the Trust. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the servicing of the Fund’s shares, and allocates other expenses among the Fund and other series of the Trust, based on their relative net assets. Expenses allocated to the Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the servicing of a single class. The Distributor may make payments to brokers and to certain banks and other financial intermediaries of up to 0.10% annually of the average daily net assets attributable to shares in the accounts of their customers or clients.

     Although the Fund uses financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and Allianz Global Fund Management will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.
     If in any year the Distributor’s expenses incurred in connection with the servicing of Class A and Class C shareholders and the maintenance of shareholder accounts, exceed the servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when such servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.
     Each Retail Plan may be terminated with respect to the Fund by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“disinterested Retail Plan Trustees”), or by vote of a majority of the outstanding voting securities of the relevant class of the Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of the Fund requires approval by the affected class of shareholders of the Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     The Retail Plans will continue in effect with respect to the Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.
     If a Retail Plan is terminated (or not renewed) with respect to the Fund or classes thereof, it may continue in effect with respect to any class of the Fund as to which it has not been terminated (or has been renewed).
     The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the Fund are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by affording greater flexibility to the Manager. From time to time, expenses of the Distributor incurred in connection with the servicing of Class A and Class C shareholders and the maintenance of shareholder accounts, may exceed the servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Fund to continue payments of servicing fees in the future with respect to Class A and Class C shares.
Payments Pursuant to Class A Plans
     Because the Fund is newly formed, the Trust has not paid any amount pursuant to the Class A Retail Plan during the past three years. The amounts collected pursuant to the Class A Retail Plan are to be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses).
Payments Pursuant to Class C Plans
     Because the Fund is newly formed, the Trust did not pay any amount pursuant to the Class C Retail Plan during the past three years. The amounts collected pursuant to the Class C Retail Plan are to be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses).
Purchases, Exchanges and Redemptions
          Purchases, exchanges and redemptions of the Trust’s shares are discussed in the Prospectus, under the heading “How to Buy and Sell Shares” and that information is incorporated herein by reference.
          Certain clients of the Manager whose assets would be eligible for purchase by the Fund may purchase shares of the Trust with such assets. Assets so purchased by the Fund will be valued in accordance with procedures adopted by the Board of Trustees.
          The minimum initial investment for shares of the Institutional II Class Class is $10 million. The Fund or the Distributor may lower or waive the minimum initial investment for certain investors at their discretion.
          To obtain more information about exceptions to the minimum initial investment for Institutional II Class shares, please call the Trust at 1-800-498-5413.
          One or more classes of shares of the Fund may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of the Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of the Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

          As described and subject to any limits in the Prospectus under the caption “How to Buy and Sell Shares- Exchanging Shares” and in this Statement of Additional Information under the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class C and Institutional II Class Shares,” a shareholder may exchange shares of the Fund for shares of the same class of any other series of the Trust that is available for investment or any series of Allianz Multi-Strategy Funds that is available for investment, on the basis of their respective net asset values. This exchange privilege may in the future be extended to cover any “interval” funds that may be established and managed by the Manager and its affiliates. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new fund. For example, if a shareholder invests in Class C shares of one fund (other than the Fund) and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1.00%) exchanges his shares for Class C shares of the Fund, no sales charge would be imposed upon the exchange, but the investment in the Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first fund as described herein.
     For Institutional II Class shares, exchange orders received by the Distributor by 3:00 p.m., Eastern time are processed at that day’s offering price. Orders received after 3:00 p.m. Eastern time will be processed on the next business day. For Class A and Class C shares, exchange orders received by the Distributor by 4:00 p.m. Eastern time are processed at that day’s offering price. Orders received after 4:00 p.m. Eastern time will be processed on the next business day.
     The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect the Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or the Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Fund will not always be able to detect market timing activity, investors should not assume that the Fund will be able to prevent all market timing or other trading practices that may disadvantage the Fund. For example, it is more difficult for the Fund to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.
     Pursuant to provisions of agreements between the Distributor and participating brokers, introducing brokers, Service Organizations and other financial intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Fund, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectus and this Statement of Additional Information. Among other obligations, to the extent an intermediary has actual knowledge of violations of Fund policies (as set forth in the then current Prospectus and this Statement of Additional Information) regarding (i) the timing of purchase, redemption or exchange orders and pricing of Fund shares, or (ii) market timing or excessive short-term trading, the intermediary is required to report such known violations promptly to the Distributor by calling 1-888-852-3922.
     Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted, as determined by the Commission, when the New York Stock Exchange is closed (other than during customary weekends and holidays), during an emergency, as defined by the Commission, that makes it impracticable for the Fund to dispose of their securities or to determine fairly the value of their net assets, during any other period as permitted by the SEC for the protection of investors, or if, after notifying the

Commission, the Master Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons of the Master Trust, determines pursuant to 270.2a- 7(c)(8)(ii)(C) that the extent of the deviation between the Master Portfolio’s amortized cost price per share and its current net asset value per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to investors or existing shareholders and the Master Trust’s Board has irrevocably approved the liquidation of the Master Portfolio.
     Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.
     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Fund, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1.00% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the Fund. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.
     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount. The applicable minimums and other information about such mandatory redemptions are set forth in the Prospectus or in this Statement of Additional Information under the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class C and Institutional II Class Shares.” The Trust’s Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.
     Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund’s Prospectus for more information.
Additional Information about Purchases, Exchanges and Redemptions of Class A, Class C, and Institutional II Class Shares
How to Buy Shares
     Class A shares of the Fund are continuously offered through the Distributor and through other firms that have dealer agreements with the Distributor (“participating brokers”) or that have agreed to act as introducing brokers for the Distributor (“introducing brokers”). The Distributor is an affiliate of Allianz Global Fund Management and also a subsidiary of Allianz.
          Purchases Through Your Financial Advisor. You may purchase Class A shares through a financial advisor.
          Purchases By Mail. Investors who wish to invest in Class A shares by mail may send a completed application form along with a check payable to Allianz Family of Funds at:
Regular Mail:
Allianz Family of Funds
P.O. Box 8050
Boston, MA 02266-8050

Overnight Mail:
Allianz Family of Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021-2809
          Investors who wish to invest in Institutional II Class shares by mail may send a completed application form along with a check payable to Allianz Family of Funds to:
Allianz Family of Funds
P.O. Box 219968
Kansas City, MO 64121-9968

(The Distributor does not provide investment advice and will not accept any responsibility for your selection of investments as it does not have access to the information necessary to assess your financial situation). All shareholders who establish accounts by mail will receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases resulting from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See “Distributions” in the Prospectus. Information regarding direct investment or any other features or plans offered by the Trust may be obtained by calling the Distributor at 1-800-988-8380 or by calling your broker.
          Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.
          The Trust reserves the right to require payment by wire or official U.S. bank check. The Trust generally does not accept payments made by cash, money order, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.
          The Trust or the Distributor may lower or waive the minimum investment amounts for certain categories of investors at their discretion.
          Purchases By Telephone. You may elect to purchase shares after enrolling in Fund Link (see “Allianz Funds Fund Link” below). You can purchase fund shares over the phone. To initiate such purchases, call 1-800-988-8380.
          Subsequent Purchases of Shares. Subsequent purchases of Class A or Institutional II Class shares can be made as indicated above by mailing a check (to the appropriate address) with a letter describing the investment or (with respect to Class A shares) with the additional investment portion of a confirmation statement. Except for subsequent purchases of Class A shares through the Allianz Funds Auto-Invest plan, the Allianz Funds Auto-Exchange plan, tax-qualified programs and the Allianz Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase, unless the minimum has been lowered or waived by the Trust or Distributor at their discretion, in the Fund is $50. All payments should be made payable to Allianz Funds and should clearly indicate the shareholder’s account number. Checks should be mailed to the appropriate address above under “Purchases By Mail.”
          Additional Information About Purchasing Shares. Class A and Institutional II Class shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. See “Alternative Purchase Arrangements.” Purchase payments for Class A and Institutional II Class shares are invested at the net asset value next determined after acceptance of the trade.
          Orders sent to the Distributor’s P.O. Box are not deemed “received” until they arrive at the Distributor’s facility. This may affect the date on which they are processed.
           For Institutional II Class shares, purchase orders received by the Distributor by 3:00 p.m., Eastern time are processed at that day’s offering price. Orders received after 3:00 p.m. Eastern time will be processed on the next business day. For Class A and Class C shares, purchase orders received by the Distributor by 4:00 p.m. Eastern time are processed at that day’s offering price. Orders received after 4:00 p.m. Eastern time will be processed on the next business day. Purchase orders received on a day other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended on any day on which the New York Stock Exchange is closed and, if permitted by the rules of the SEC, when trading on the New York Stock Exchange is restricted as determined by the SEC, during an emergency, as defined by the SEC, that makes it impracticable for the Fund to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors.
          Minimum Purchase Amounts. Except for investments pursuant to the Uniform Gifts to Minors Act, tax-qualified plans and, to the extent agreed to by the Distributor, wrap programs referred to below under “Alternative Purchase Arrangements—Sales at Net Asset Value,” and purchases by certain registered representatives as described below under “Registered Representatives’ Investments,” the minimum initial investment in Class A shares of the Fund is $1,000, with a minimum additional investment of $50. The minimum initial investment amount for Institutional II Class shares of the Fund is $10,000,000, unless the minimum has been lowered or waived by the Trust or Distributor at their discretion. There is no minimum for subsequent investments in Institutional Class II shares. For information about dealer commissions and other payments to dealers, see “Alternative Purchase Arrangements” below. Normally, Fund shares purchased through participating brokers are held in the investor’s account with that broker. No share certificates will be issued except, and to the extent, provided in the Prospectus.
          Tax-Qualified Specified Benefit and Other Plans. The Distributor makes available specified benefit plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which Boston Safe Deposit & Trust Company serves as trustee and for IRA Accounts under the Internal Revenue Code of 1986, as amended (the “Code”). The Distributor makes available services and prototype documents for Simplified Employee Pension Plans (SEP). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with Boston Safe Deposit & Trust Company as custodian. This form of account is available to employees of certain non-profit organizations.
          For purposes of this section, a “Plan Investor” means any of the following: 401(k) plan, profit-sharing plan, money purchase pension plan, defined benefit plan, 457 plan, employer-sponsored 403(b) plan, non-qualified deferred compensation plan, health care benefit funding plan and specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Manager to utilize Class R shares in certain investment products or programs, or other benefit plan specified as such by the Distributor. The term “Plan Investor” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SAR-SEP IRA, 403(b)(7) custodial account, a Coverdell Education Savings Account or a College Access 529 Plan Account.
          The minimum initial investment for all Plan Investors, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts are set forth in the table under “Specified Benefit Account Minimums” below. For Plan Investors invested in the Fund through “omnibus” account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial intermediary maintaining the omnibus account. However, any Plan Investor that has existing positions in the Fund and that does not already maintain an omnibus account with the Fund and would like to invest in the Fund is subject to the minimum initial investment set forth in the table under “Specified Benefit Account Minimums” below.
          Allianz Funds Auto-Invest. The Allianz Funds Auto-Invest plan provides for periodic investments into a shareholder’s account with the Trust by means of automatic transfers of a designated amount from the shareholder’s bank account. The minimum investment for eligibility in the Allianz Funds Auto-Invest plan is $1,000 for Class A shares. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month. Further information regarding the Allianz Funds Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest application by calling the Distributor or your broker. The use of the Allianz Funds Auto-Invest plan may be limited for the Fund and/or share classes at the discretion of the Distributor.
          Uniform Gifts to Minors Act Investments. For investments pursuant to the Uniform Gifts to Minors Act, the minimum initial investment in Class A of the Fund is $1,000, with a minimum additional investment of $50 per Fund.
          Allianz Funds Auto-Exchange. The Allianz Funds Auto-Exchange plan establishes regular, periodic exchanges from one Fund account to another Fund account in another series of the Trust. The plan provides for regular investments into a shareholder’s account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account in another series of the Trust of the same class of shares and with identical account registration.
          Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000 to open a new Fund account for Class A and Class C shares and $50 for any existing Fund account for which shares are purchased through the plan.
          Further information regarding the Allianz Funds Auto-Exchange plan is available from the Distributor at 1-800-988-8380 or participating brokers. You may enroll by completing an application, which may be obtained from the Distributor or by telephone request at 1-800-988-8380. The use of Allianz Funds Auto-Exchange plan may be limited for the Fund and/or other share classes at the option of the Distributor, and as set forth in the Prospectus. For more information on exchanges, see “Exchange Privilege.”
          Allianz Funds Fund Link. Allianz Funds Fund Link (“Fund Link”) connects your Fund account with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under “How to Redeem.” Purchase transactions are effected by electronic funds transfers from the shareholder’s account at a U.S. bank or other financial institution that is an Automated Clearing House (“ACH”) member. Investors may use Fund Link to make subsequent purchases of shares in any amount greater than $50. To initiate such purchases, call 1-800-988-8380. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by Boston Financial Data Services, Inc. (the “Transfer Agent”), the Funds’ transfer agent for Class A shares. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.
          Fund Link privileges must be requested on the account application and are not available for Institutional II Class. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures validated from all shareholders of record for the account. See “Signature Validation” below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker “street name” accounts or in other omnibus accounts.
          Signature Validation. When a signature validation is called for, a “Medallion” signature guarantee or a signature validation program (SVP) stamp will be required. A Medallion signature guarantee or an SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program or SVP recognized by the Securities Transfer Association. Signature validations from financial institutions that are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount.
          The Distributor reserves the right to modify its signature validation standards at any time. The Fund may change the signature validation requirements from time to time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Prospectus. Shareholders should contact the Distributor for additional details regarding the Fund’s signature validation requirements.
          Account Registration Changes. Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature validation may be required. See “Signature Validation” above. All correspondence must include the account number and must be sent to:
Regular Mail for Class A and Class C:
Allianz Family of Funds
P.O. Box 8050
Boston, MA 02266-8050

Regular Mail for Institutional II Class
Allianz Family of Funds
P.O. Box 219968
Kansas City, MO 64121-9968

Overnight Mail:
Allianz Global Investors Distributors LLC
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021-2809
          Minimum Account Size — Class A and Class C Shares. Due to the relatively high cost to the Fund of maintaining small accounts, shareholders are asked to maintain an account balance in the Fund in which the shareholder invests at least the amount necessary to open the type of account involved. If a shareholder’s balance for the Fund is below such minimum for three months or longer, the Fund’s administrator shall have the right (except in the case of retirement accounts) to close the Fund account after giving the shareholder 60 days in which to increase his or her balance. The shareholder’s Fund account will not be liquidated if the reduction in size is due solely to market decline in the value of the shareholder’s Fund shares or if the aggregate value of the shareholder’s accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, in the Fund, another series of the Trust and Allianz Funds Multi-Strategy Trust exceeds $50,000.
          Transfer on Death Registration. The Distributor may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Distributor in accordance with the Uniform TOD Security Registration Act will govern the registration. The Distributor may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Distributor may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registrations).
          Summary of Minimum Investments and Account Size. The following table provides a summary of the minimum initial investment, minimum subsequent investment and minimum account size for each type of account (including Specified Benefit Accounts):

	Initial Minimum	Subsequent Minimum
Type of Account	Investment	Investment	Minimum Account Size
Regular/General Retail Accounts	$1,000 per Fund	$50 per Fund	$1,000
IRA	$1,000 per Fund	$50 per Fund	$1,000
Roth IRA	$1,000 per Fund	$50 per Fund	$1,000
UTMA	$1,000 per Fund	$50 per Fund	$1,000
UGMA	$1,000 per Fund	$50 per Fund	$1,000
Auto-Invest	$1,000 per Fund	$50 per Fund	$1,000
Auto-Exchange	$1,000 per Fund	$50 per Fund	$1,000
SEP IRA established on or before March 31, 2004	$50 per Fund/per participant	$0	$50
SEP IRA established after March 31, 2004	$1,000 per Fund/per participant	$0	$1,000
SIMPLE IRA*	$50 per Fund/per participant	$0	$50
SAR-SEP IRA*	$50 per Fund/per participant	$0	$50
403(b)(7) custodial account plan established on or before March 31, 2004	$50 per Fund/per participant	$0	$50
403(b)(7) custodial account plan established after March 31, 2004	$1,000 per Fund/per participant	$0	$1,000
Plan Investors held through omnibus accounts-
Plan Level	$0	$0	$0
Participant Level	$0	$0	$0
Plan Investors held through non-omnibus accounts (individual participant accounts) established on or before March 31, 2004	$50 per Fund	$0	$50
Plan Investors held through non-omnibus accounts (individual participant accounts) established after March 31, 2004	$1,000 per Fund	$0	$1,000

*	The minimums apply to existing accounts only. No new SIMPLE-IRA or SAR-SEP IRA accounts are being accepted.

Alternative Purchase Arrangements
          The Fund offers investors up to three classes of shares (Class A, Class C and Institutional II Class) in the Prospectus. Each Class bears different levels of expenses, as described below. Institutional II Class shares are offered only to other series of Allianz Funds, Allianz Funds Multi-Strategy Trust and to certain other clients of the Manager, as shall be determined by the Manager from time to time. Institutional II Class shares are sold without a sales charge and have different expenses than Class A and Class C shares. As a result of lower operating expenses, Institutional II Class shares are generally expected to achieve higher investment returns than Class A or Class C shares. To obtain more information about the other classes of shares, please call the Trust at 1-800-498-5413 (for Institutional II Class shares).
          The alternative purchase arrangements described in this Statement of Additional Information are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including the amount and intended length of the investment, the Fund and whether the investor intends to exchange shares for shares of other series of the Trust.
          Investors should understand that servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of financial intermediaries that sell Fund shares. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive for recommending a particular share class over other share classes.
          For a description of the Servicing Plans and servicing fees payable thereunder with respect to Class A and Class C shares, see “Servicing (12b-1) Plans” in the Prospectus.

          Class A Deferred Sales Charge. Class A shareholders of the Fund do not pay an initial sales charge or a CDSC. However, if Class A shares of the Fund are purchased and then subsequently exchanged for Class A shares of any other series of the Trust, a Class A CDSC will apply to the shares of the fund(s) acquired by exchange for a period of 18 months from the date of the exchange.
          Calculation of CDSC. Class C shareholders of the Fund do not pay an initial sales charge or a CDSC, except that you normally pay a CDSC of 1% if you redeem Class C shares during the fist year after your initial purchase of another fund in the Trust or in Allianz Funds Multi-Strategy Trust that has exchange privileges with the Fund. The full amount of your purchase payment is invested initially.

When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions in the exchanging fund will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC.
          Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.
          Except as described below, for services rendered to Class C shareholders, the Distributor expects to make annual payments to participating brokers at the rate of 0.10% for the Fund. Financial intermediaries that receive service fees may in turn pay and/or reimburse all or a portion of these fees to their customers.
          Information For All Share Classes. Brokers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trusts’ Transfer Agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.
Exchange Privilege
          Except with respect to exchanges for shares of the funds for which sales may be suspended to new investors or as provided in the applicable prospectus(es) or Statement(s) of Additional Information, a shareholder may exchange Class A or Class C shares of the Fund for the same Class of shares of any other series of the Trust in an account with identical registration on the basis of their respective net asset values. There are currently no other exchange fees or charges. Exchanges are subject to any minimum initial purchase requirements for each share class of the Fund, except with respect to exchanges effected through the Trusts’ Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.
          Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Distributor at 1-800-988-8380. The Trust and Allianz Funds Multi-Strategy Trust, as applicable, (for purposes of this section, the “Trusts”) will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 1-800-988-8380 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, Boston Financial Data Services, Inc., at Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050 or by use of forms that are available from the Distributor. A signature validation is required. See “How to Buy Shares—Signature Validation.” Telephone exchanges for all Funds may be made between 9:00 a.m., Eastern time and, for Class A and Class C, 4:00 p.m., Eastern time and, for Institutional II Class shares, 3:00 p.m., Eastern time on any day the Exchange is open (generally weekdays other than normal holidays).

          The Trusts reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Manager or a fund’s Sub-Adviser, such transaction would adversely affect the fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to a Trust or the fund. Although the Trusts have no current intention of terminating or modifying the exchange privilege, each reserves the right to do so at any time. Except as otherwise permitted by the SEC, each Trust will give 60 days’ advance notice to shareholders of any termination or material modification of the exchange privilege. Because the funds will not always be able to detect market timing activity, investors should not assume that the funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the funds. For example, it is more difficult for the funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable fund’s underlying beneficial owners. For further information about exchange privileges, contact your participating broker or call the Distributor at 1-800-988-8380.
          Except as otherwise disclosed in the Prospectus, Class C shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares of the Fund having no CDSC received in exchange for Class C shares that have an eighteen-month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months). Note, however, effective January 1, 2010, any Class C shares owned on that date or purchased thereafter will only be subject to a CDSC if redeemed during the first twelve months.
          Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.
          Investors may also select the Allianz Funds Auto-Exchange plan, which establishes automatic periodic exchanges. For further information on automatic exchanges see “How to Buy Shares—Allianz Funds Auto-Exchange” above.
How to Redeem
          Redemptions of Class A or Class C Shares. Class A or Class C shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts) or through an Automatic Withdrawal Plan or Allianz Funds Fund Link, if available.
          A CDSC may apply to a redemption of Class C shares. See “Alternative Purchase Arrangements” above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by the Distributor prior to 4:00 p.m., Eastern time will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.
          Other than an applicable CDSC, a shareholder will not pay any special fees or charges to a Trust or the Distributor when the shareholder sells his or her shares. However, if a shareholder sells his or her shares through a broker, dealer or other financial intermediary, that firm may charge the shareholder a commission or other fee for processing the shareholder’s redemption request.
          Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted, as determined by the Commission, when the New York Stock Exchange is closed (other than during customary weekends and holidays), during an emergency, as defined by the Commission, that makes it impracticable for the Fund to dispose of their securities or to determine fairly the value of their net assets, during any other period as permitted by the SEC for the protection of investors, or if, after notifying the Commission, the Master Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons of the Master Trust, determines pursuant to 270.2a- 7(c)(8)(ii)(C) that the extent of the deviation between the Master Portfolio’s amortized cost price per share and its current net asset value per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to investors or existing shareholders and the Master Trust’s Board has irrevocably approved the liquidation of the Master Portfolio. Under these and other unusual circumstances, the Trusts may suspend redemptions or postpone payments for more than seven days, as permitted by law.

          Direct Redemption. A shareholder’s original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.
          Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.
          Written Requests. To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, Boston Financial Data Services, Inc., at Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050:
(1)	a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;
(2)	for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “How to Buy Shares—Signature Validation”;
(3)	any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and
(4)	any additional documents that may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.
          Transfers of shares are subject to the same requirements. A signature validation is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call the Distributor at 1-800-988-8380 before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.
          Orders sent to the Distributor’s P.O. Box are not deemed “received” until they arrive at the Distributor’s facility. This may affect the date on which they are processed.
          If the proceeds of the redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified specified benefit plan, the administrator for which has an agreement with the Distributor.
          Telephone Redemptions. Each Trust accepts telephone requests for redemption of uncertificated shares, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature validation. See “How to Buy Shares—Signature Validation.” Telephone redemptions will not be accepted during the 30-day period following any change in an account’s record address. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.
          By completing an account application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. Each Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service. Each

Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.
          A shareholder making a telephone redemption should call the Distributor at 1-800-988-8380 and state (i) the name of the shareholder as it appears on the Transfer Agent’s records, (ii) his account number with the Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to 4:00 p.m., Eastern time for Class A and C shares and 3:00 p.m., Eastern time for Institutional II Class shares that day. If the redemption request is received after the close of the New York Stock Exchange, the redemption is effected on the following Trust business day at that day’s net asset value and the proceeds are usually sent to the investor on the second following Trust business day. Each Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under “Written Requests” above. Telephone communications may be recorded by the Distributor or the Transfer Agent.
          Fund Link Redemptions. If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link application by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-800-988-8380. Subject to the limitations set forth above under “Telephone Redemptions,” the Distributor, a Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to 4:00 p.m., Eastern time for Class A and C shares and 3:00 p.m., Eastern time for Institutional II Class shares on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the New York Stock Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.
          Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures validated. See “How to Buy Shares—Signature Validation.” See “How to Buy Shares—Allianz Funds Fund Link” for information on establishing the Fund Link privilege. Any of the Trusts may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator. Fund Link may not be available to the Fund and/or share classes at the option of the Distributor.
          Redemptions. A shareholder may redeem shares by telephone automatically by calling 1-800-988-8380 (Class A and Class C) or 1-800-498-5413 (Institutional II Class) and the Fund will send the proceeds directly to the shareholder’s Fund bank account. Please refer to “How to Redeem” for details. Plan participants must process their transactions through their plan administrator.
          Expedited Wire Transfer Redemptions. If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by a Trust prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC, if applicable). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Trust for up to seven days if the Distributor deems it appropriate under then current market and other conditions. Once authorization is on file with a Trust, such Trust will honor requests by any person identifying himself as the owner of an account or the owner’s broker by telephone at 1-800-988-8380 or by written instructions. A Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. None of the Trusts currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The minimum amount that may be wired is $2,500. Each Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures validated to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. See “How to Buy Shares—Signature Validation.” This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

          Automatic Withdrawal Plan. An investor who owns or buys shares of the Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining an Automatic Withdrawal Plan application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature validation is required. See “How to Buy Shares—Signature Validation.” In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Class A and Class C shares of the Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment.
          Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day’s closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Transfer Agent will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The Trusts or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.
          Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trusts and the Distributor make no recommendations or representations in this regard.
DISCLOSURE OF PORTFOLIO HOLDINGS
          The Board of Trustees has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of the Fund’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board of Trustees.
          The Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, Allianz Global Fund Management will post portfolio holdings information on its website at www.allianzinvestors.com. This website will contain the Fund’s complete schedule of portfolio holdings as of the last day of the most recent month end. Allianz Global Fund Management will post this information on the website approximately five business days after a month’s end, and such information will remain accessible on the website until the Fund files a Form N-Q or Form N-CSR on the SEC’s EDGAR website for the period that includes the date of the information. For each portfolio security (not including cash positions), the posted information will include such information about each holding as may be determined by the Manager from time to time. If the Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of that information on the Manager’s website, the Fund may post such information on the Manager’s website.

          Portfolio holdings of the Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending December 31 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending March 31 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending June 30 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending September 30 will be filed on Form N-Q. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.
          Disclosure of the Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Manager (the “Investment Manager”) or to the Fund’s principal underwriter or Allianz Global Investors of America L.P. and its subsidiaries who provide services to the Fund. In addition, to the extent permitted under applicable law, the Investment Manager may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”) and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Investment Manager believes is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Fund’s portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.
          Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Investment Manager’s Chief Compliance Officer (or persons designated by the Investment Manager’s Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Fund’s shareholders. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information.
          The Fund has ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers or Rating Agencies:

Name of Vendor	Type of Service	Frequency	Lag Time
Bingham McCutchen LLP	Legal counsel	varied	n/a
Bloomberg	Trading system and compliance monitoring	daily	n/a
Ernst & Young LLP	Independent registered public accounting firm	varied	n/a
FactSet	Analytics and portfolio attribution	daily	n/a
Glass, Lewis & Co.	Proxy voting Services	daily	n/a
IDS GmbH	Analysis and reporting services	daily	n/a
ITG Solutions Network (Plexus)	Trade execution analysis	daily	n/a
Pricewaterhouse Coopers LLP	Independent registered public accounting firm	varied	n/a
Risk Metrics Group	Proxy voting services	daily	n/a
Ropes & Gray LLP	Legal counsel	varied	n/a
SS&C Technologies	Portfolio accounting services	daily	n/a
State Street Bank and Trust Co.	Custodian, accounting and compliance services	daily	n/a
Northern Trust	Back - office out sourcing service provider	daily	n/a
Financial Tracking	Trade Sphere - software to monitor employee trading	varied	n/a
          Exceptions to these procedures may only be made if the Trust’s Chief Executive Officer and Chief Compliance Officer determine that, under the circumstances, such exceptions are in or not opposed to the best interests of the Fund and if the recipients are subject to a confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information. All exceptions must be reported to the Board of Trustees at its next regularly scheduled meeting.
          In addition, the Manager may provide investment recommendations to the managers or sponsors of managed or “wrap” accounts (collectively, a “non-discretionary accounts”), usually in the form of a “model” portfolio. To the extent a nondiscretionary account employs investment strategies that are substantially similar or identical to those employed by the Fund, the Manager’s portfolio recommendations to the non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of the Fund. As a result, any persons with access to portfolio holdings information regarding such a non-discretionary account may indirectly acquire information about the portfolio holdings of, or transactions by, the Fund with similar or identical portfolio holdings.
          The Manager shall have primary responsibility for ensuring that the Fund’s portfolio holdings information is only disclosed in accordance with the policies described above. As part of this responsibility, the Manager must maintain such internal informational barriers as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.
          Other registered investment companies that are advised or sub-advised by the Manager may be subject to different portfolio holdings disclosure policies, and neither the Manager nor the Board of Trustees of the Trust exercises control over such policies or disclosure. In addition, separate account clients of the Manager have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies. Some of the registered investment companies that are advised or sub-advised by the Manager and some of the separate accounts managed by the Manager have investment objectives and strategies that are substantially similar or identical to the Fund’s, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Fund.
Portfolio Holdings Disclosure of the Master Trust
          The Master Trust has adopted a portfolio holdings disclosure policy (the “Master Portfolio Disclosure Policy”). The Master Trust discloses to the general public the complete schedule of portfolio holdings of the Master Portfolio for the second and fourth fiscal quarters on Form N-CSR, and for the first and third fiscal quarters on Form N-Q, within 60 days of the end of the respective quarter, by filing the applicable Form with the SEC. It is the Master Portfolio Disclosure Policy of the Master Trust to protect the confidentiality of portfolio holdings and prevent the selective disclosure of non-public information concerning the Master Trust, subject to certain exceptions. In general, the Master Portfolio Disclosure Policy provides that portfolio holdings may be disclosed by the Master Trust on a selective basis only by an officer of the Master Trust or a member of SSgA FM’s compliance department (“Authorizing Officer”) where it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of the Master Porfolio’s shareholders. The Authorizing Officer shall attempt to uncover any apparent conflict between the interests of the Master Portfolio’s shareholders on the one hand and those of SSgA FM, the the Master Portfolio’s underwriter and their affiliates on the other. For example, an Authorizing Officer may inquire whether a portfolio manager of the Master Portfolio has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the Master Portfolio or other products managed by the portfolio manager. Any potential conflicts between shareholders and affiliated persons of the Master Portfolio that arise as a result of a request for portfolio holdings information shall be evaluated by the Authorizing Officer in the best interests of shareholders.
The Master Portfolio Disclosure Policy provides that portfolio holdings information for the Master Portfolio may be made available more frequently and prior to its public availability in accordance with the foregoing to:
1.	Unaffiliated Service Providers. Various firms, such as pricing services, proxy voting services, financial printers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other unaffiliated third parties that provide services and may require portfolio holdings information to provide services to the Master Portfolio. The frequency with which portfolio holdings may be disclosed to an Unaffiliated Service Provider, and the length of the time delay, if any, between the date of the information and the date on which the information is disclosed to the Unaffiliated Service Provider, is determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Master Portfolio and its shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an Unaffiliated Service Provider varies and may be as frequent as daily, with no time delay. In general, the Master Portfolio’s contractual arrangements with Unaffiliated Service Providers subject them to a duty of confidentiality. The Master Portfolio’s Unaffiliated Service Providers as of the date of this SAI for which the Master Portfolio may provide portfolio holdings information is identified in the Master Portfolio’s Prospectus and this SAI; in addition, Vintage Filings, LLC (financial printer) is an Unaffiliated Service Provider.
2.	Ratings and Rankings Agencies. Organizations that publish ratings and/or rankings of the Master Portfolio. The table below sets forth the names of those organizations as of the date of this SAI to whom the Master Portfolio may provide portfolio holdings information on a monthly or quarterly basis within one to ten business days after the end of the period:
NAME Bloomberg L.P. Lipper Analytical Services Fitch, Inc. Morningstar, Inc.
3.	Fund Affiliates and Fiduciaries. Various firms, such as (1) SSgA FM State Street Bank and Trust Company (“State Street”) and its affiliates (in their capacities as administrator, transfer agent and custodian) and the distributor to the Master Portfolio; and (2) an accounting firm, an auditing firm, or outside legal counsel retained by SSgA FM, an affiliate of the SSgA FM, or another series of the Master Trust (collectively, “Fund Affiliates and Fiduciaries”). The frequency with which portfolio holdings may be disclosed to Fund Affiliates and Fiduciaries, and the length of the time delay, if any, between the date of the information and the date on which the information is disclosed to the Fund Affiliates and Fiduciaries, is determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Master Portfolio and its shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to Fund Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag.
4.	As Required by Law. Any party as required by applicable laws, rules, and regulations. Examples of such required disclosures include, but are not limited to, disclosure of the Master Portfolio’s portfolio holdings (1) in a filing or submission with the SEC or another regulatory body (including, without limitation, filings by SSgA FM and its affiliates on Schedules 13D, 13G and 13F), (2) upon the request of the SEC or another regulatory body, (3) in connection with a lawsuit, or (4) as required by court order.
5.	Waiver. Any other party, for a legitimate business purpose, upon waiver or exception, with the consent of the Master Trust’s officers, which will be disclosed to the Master Trust’s Board of Trustees no later than its next regularly scheduled quarterly meeting.
Prohibitions on Disclosure of Portfolio Holdings
The Master Portfolio Disclosure Policy provides that portfolio managers and other senior officers or spokespersons of SSgA FM, State Street or the Master Trust may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Master Portfolio Disclosure Policy. For example, SSgA FM may indicate that the Master Portfolio owns shares of XYZ Company only if the Master Portfolio’s ownership of such company has previously been publicly disclosed.
Additional Matters
None of the Fund, the Manager, State Street or any other party may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. The Trust’s Board of Trustees has approved the Master Portfolio Disclosure Policy, and will review any material changes to the Master Portfolio Disclosure Policy, and will periodically review persons or entities receiving non-public disclosure.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Brokerage and Research Services
          The Fund normally invests substantially all of its investable assets in the Master Portfolio and therefore does not directly incur transactional costs for purchases and sales of portfolio investments. The Fund purchases and redeems shares of the Master Portfolio each day depending on the number of shares of the Fund purchased or redeemed by investors on that day. Shares of the Master Portfolio are available for purchase by the Fund at their NAV, next calculated after the purchase order is accepted by the Master Portfolio, without any sales charges, transaction fees, or brokerage commissions being charged.
          All portfolio transactions are placed on behalf of the Master Portfolio by SSgA FM. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (including, for example, debt securities and money market investments) because the Master Portfolio pays a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Master Portfolio. When the Master Portfolio executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees. The Master Portfolio normally does not pay a stated brokerage commission on transactions.
          The Master Portfolio’s investment advisory agreement authorizes SSgA FM to place, in the name of the Master Portfolio, orders for the execution of the securities transactions in which the Master Portfolio is authorized to invest, provided SSgA FM seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of SSgA FM), SSgA FM chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. SSgA FM does not currently use the Master Portfolio’s assets for soft-dollar arrangements. SSgA FM does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors whose commission dollars are used to generate soft dollar credits for State Street Global Advisors. Although SSgA FM clients’ commissions are not used for soft dollars, SSgA FM and State Street Global Advisors’ clients may benefit from the soft dollar products/services received by State Street Global Advisors.
Regular Broker-Dealers
     Because the Fund recently commenced operations, the Fund does not hold securities of the Trust’s regular broker-dealers* or their parent companies.

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.
NET ASSET VALUE
     As described in the Prospectus under the heading “How Fund Shares are Priced,” the net asset value per share (“NAV”) of the Fund’s shares of a particular class is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectus further notes that Fund shares are valued on each day that the New York Stock Exchange is open (a “Business Day”), and describe the time (the “Valuation Time”) as of which Fund shares are valued each Business Day. The Trust expects that the NYSE is open for trading every weekday except for holidays upon which the New York Stock Exchange will be closed (New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day) and the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively.
     The Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Fund with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes. In accordance with regulations governing registered investment companies, the Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.
     It is the policy of the Fund to use its best efforts to attempt to maintain a constant price per share of $1.00 respectively, although there can be no assurance that the $1.00 NAV per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Master Portfolio uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Master Portfolio would receive if it sold the instrument.
     The Board of Trustees of the Trust has delegated primary responsibility for determining or causing to be determined the value of the Fund’s portfolio securities and other assets (including any fair value pricing) and NAV of the Fund shares to Allianz Global Fund Management, in its capacity as Manager, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Manager has, in turn, delegated various of these responsibilities to State Street Bank & Trust Co., as the Fund custodian, and other agents. The Trustees have established a Valuation Committee of the Board to which they have delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.
TAXATION
     The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to an investment in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.
Taxation of the Fund
     The Fund intends to elect to be treated and intends to qualify and be treated each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund generally must, among other things:
(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);
(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and
(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.
     In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the regulated investment company. Thus, because the Fund invests substantially all of its assets in the Master Portfolio, which is treated as a partnership for U.S. federal income tax purposes, the amount, nature and character of the Fund’s income and gains will generally be determined at the Master Portfolio level and allocated to the Fund according to its share of beneficial interest in the Master Portfolio. References in this “Taxation” section to income, gains and losses of the Fund will generally be to income, gains and losses recognized by the Master Portfolio and allocated to or otherwise taken into account by the Fund.
     In addition, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.
     For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.
     If the Fund qualifies as a regulated investment company that is accorded special tax treatment, it will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.
     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of net short-term capital losses, in each case determined with reference to any capital loss carryovers from prior years) properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), any net tax-exempt income and net capital gains. The Fund generally does not expect to realize long-term capital gains and therefore generally does not expect to distribute Capital Gain Dividends. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at the regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
     In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income, and its earnings and profits, a regulated investment company may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
     If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.
Fund Distributions

     Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.
     For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long the Master Portfolio owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her Fund shares. In general, the Fund will recognize an allocable share of long-term capital gain or loss on investments the Master Portfolio has owned (or is deemed to have owned) for more than one year, and an allocable share of short-term capital gain or loss on investments the Master Portfolio has owned (or is deemed to have owned) for one year or less. Distributions of Capital Gain Dividends, if any, generally will be taxable as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net short-term gains will be taxable as ordinary income. As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.
     The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.
     To the extent that a Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.
     For taxable years beginning before January 1, 2013, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Master Portfolio level. The special tax treatment for qualified dividend income will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. It is not likely that a significant portion of distributions from the Fund will constitute qualified dividend income.
     In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Master Portfolio and allocated to the Fund from domestic corporations for the taxable year, provided holding period and other requirements are met at both the shareholder and Master Portfolio level. It is not likely that a significant portion of distributions from the Fund will qualify for the dividends-received deduction.
     Any distribution of income that is attributable to (i) income received by the Master Portfolio in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Master Portfolio on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Master Portfolio will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
Sale, Exchange or Redemption of Shares
     The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Derivatives, Hedging and Related Transactions
     The Master Portfolio’s transactions in derivative financial instruments (e.g. forward contracts and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Master Portfolio and allocated to the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holdings periods of the Master Portfolio’s securities. These rules, therefore, could affect the amount, timing and character of income allocated to the Fund and its distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.
     Certain of the Master Portfolio’s Fund’s investments in derivative instruments and any of its hedging activities are likely to produce a difference between the Fund’s book income and its taxable income. If there are differences between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders. If the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.
Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes
     Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Master Portfolio may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Master Portfolio’s income and required to be allocated to the Fund, included in its taxable income, and therefore to be distributed by the Fund over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.
     Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Master Portfolio in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Master Portfolio may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Master Portfolio elects. Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Master Portfolio may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Master Portfolio may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income by the Fund.
     In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.
     If the Master Portfolio holds the foregoing kinds of securities, the Fund may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Master Portfolio actually received and distributed to the Fund. The Fund may distribute such amounts from its cash assets, by liquidation of a portion of the Fund’s interest in the Master Portfolio, or by liquidation by the Master Portfolio of its securities (including when it is not advantageous to do so). The Master Portfolio may realize gains or losses from such liquidations, which could result in Fund shareholders receiving a larger capital gain distribution than they would in the absence of such transactions.
Mortgage-Related Securities
     The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted below.
Tax-Exempt Shareholders
Income of a RIC that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in each Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.
Foreign Income
     Income received by the Master Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This may reduce the return on such investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Fund shareholders generally will not be entitled to a credit or deduction in respect of such taxes paid by the Master Portfolio.
Foreign Shareholders
     Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30%

(or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.
     Effective for taxable years of a regulated investment company beginning before January 1, 2012, the regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within a foreign country that has inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”).
     A Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. The exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2012, unless Congress enacts legislation providing otherwise. These exemptions from withholding will not be available to foreign shareholders of Funds that do not currently report their dividends as interest-related or short-term capital gain dividends.
     In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.
     Under U.S. federal tax law, a beneficial holder of Fund shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Fund shares or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.
     If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.
     If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.
     In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in a Fund should consult their tax advisers in this regard.
     A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above. Foreign shareholders should consult their tax advisers with respect to the tax consequences of investment in the Fund.
Backup Withholding
     The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.
     Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Tax Shelter Reporting Regulations
     Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts and Other Foreign Financial Assets
     Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Master Portfolio’s “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.
     In addition, shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s or Master Portfolio’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor regarding the applicability to them of these reporting requirements.
Other Reporting and Withholding Requirements
     Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”), beginning in 2014 or 2015, depending on the type of payment. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.
     The IRS has issued only preliminary guidance with respect to these rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that all or a portion of distributions made by the Fund on or after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g. Capital Gain Dividends and short-term capital gain and interest-related dividends, as described above), will be subject to the new 30% withholding requirement. Payments will generally not be subject to withholding under these rules so long as shareholders provide the Fund with certifications or other documentation as the Fund may request including, to the extent required, with regard to their direct and indirect owners. Payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder enters into, and provides certification to the Fund of, a valid and timely information reporting and withholding agreement with the IRS to report, among other requirements, required information including about certain direct and indirect U.S. investors or U.S. accounts. Future guidance may exempt certain foreign financial institutions from these requirements, but it is currently unclear whether or when such regulations will be issued.

     Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.
     Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.
Shares Purchased through Tax-Qualified Plans
     Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

OTHER INFORMATION
Capitalization
     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust, as amended and restated on January 14, 1997, and as further amended and restated effective September 9, 2005 and July 16, 2007. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest each with a par value of $0.0001 or such other amount as may be fixed from time to time by the Trustees. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In the event the Fund liquidates, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.
     With respect to Class A and Class C if a purchase order for shares is received prior to 4:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by 4:00 p.m., Eastern time, on the day the purchase order is received, dividends will accrue starting on the following business day. With respect to Institutional II Class shares, if a purchase order for shares is received prior to 3:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. Net investment income from interest and dividends, if any, will be declared daily and paid at least monthly to shareholders of record by the Fund. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of the Fund will be reinvested in additional shares of the Fund unless the shareholder elects to have the distributions paid in cash.
     Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of the Fund’s property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Voting Rights
     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, pursuant to the terms of the Administrative Order captioned “In the Matter of PA Fund Management LLC, PEA Capital LLC and PA Distributors LLC,” the Trust was required to hold a shareholder meeting in 2005 and once every five years thereafter, including in 2010, for the purpose of electing Trustees. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.
     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). All classes of shares of the Fund have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by the Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all series of the Trust, then only shareholders of the series affected shall be entitled to vote on the matter. All classes of shares of the Fund will vote together, except with respect to the Servicing Plan applicable to Class Aor Class C shares, to the Management Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.
     The Trust’s shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

Certain Ownership of Trust Shares
     Because the Fund is newly formed, the Trustees and officers of the Trust as a group own no securities of the Fund as of the date of this Statement of Additional Information. As of January 31, 2012, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each series of the Trust and of the Trust as a whole, except that Trustees and officers of the Trust owned approximately 2.0% of the Institutional Class shares of the Allianz RCM Global Small-Cap Fund and 1.2% of the Institutional Class shares of the Allianz AGIC Emerging Markets Opportunities Fund.
     Because the Fund is newly formed, as of the date of this Statement of Additional Information, no persons own of record 5% or more of any class of shares of the Fund, or 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore would be presumed to “control” the Fund, as that term is defined in the 1940 Act. To the extent a shareholder “controls” the Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.
Custodian
     State Street Bank & Trust Co. (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for assets of the Fund, including as custodian of the Trust for the custody of the foreign securities acquired by the Fund. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.
     Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Trust’s “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Fund will not occur, and shareholders bear the risk of losses arising from these or other events.
Independent Registered Public Accounting Firm
     PricewaterhouseCoopers LLP (“PwC”), 1100 Walnut Street, Suite 1300, Kansas City, MO 64106, serves as the independent registered public accounting firm for the Fund. PwC provides audit services, audit-related services, tax services and other services relating to SEC filings.
Transfer and Shareholder Servicing Agents
     Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809, serves as the Transfer and Shareholder Servicing Agent for the Trust’s Class A and Class C shares. Boston Financial Data Services, Inc., 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105 serves as the Transfer Agent for the Trust’s Institutional II Class shares.
Legal Counsel
     Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, serves as legal counsel to the Trust.
Registration Statement
     This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.
     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Forward-Looking Statements
     The Trust’s Prospectus and this Statement of Additional Information include forward-looking statements. All statements other than statements of historical facts contained in the prospectuses and this Statement of Additional Information, including statements regarding Fund investment strategies, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to the Fund, are intended to identify forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, some of which are described in the prospectuses and in this Statement of Additional Information. In addition, the Fund’s past results do not necessarily indicate their future results. You should not rely upon forward-looking statements as predictions of future events or performance. You cannot be assured that the events and circumstances reflected in the forward-looking statements will be achieved or occur.
Financial Statements
     The Fund has not yet commenced operations and therefore does not appear in the Trust’s recent Annual Report.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
          The Fund makes use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Manager’s or Sub-Adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by the Manager or a Sub-Adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed income securities.
Moody’s Investors Service, Inc.
          Corporate and Municipal Bond Ratings
          Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
          Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.
          A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
          Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
          Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
          B: Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
          Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
          Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
          C: Bonds that are rated C are the lowest rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.
          Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

          Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries that carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.
          Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.
          Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
          Corporate Short-Term Debt Ratings
          Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.
          Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
          PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.
          PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
          PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
          NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.
Standard & Poor’s Ratings Services
          Issue Credit Rating Definitions
          A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
          Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
          Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
          Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by , and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
          The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.
          Corporate and Municipal Bond Ratings
          Investment Grade
          AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
          AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
          A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
          BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
          Speculative Grade
          Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
          BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
          B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
          CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
          CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

          C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
          D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
          CI: The rating CI is reserved for income bonds on which no interest is being paid.
          Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
          Active Qualifiers
          Provisional ratings: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
          i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the “p”; subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
          L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
          p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
          pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
          Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.
          t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
          Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

          N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
          Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
          Short Term Issue Credit Ratings
          Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
          A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
          A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
          A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
          B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
          B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
          B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
          B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
          C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
          D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
          Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).
          The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
Fitch, Inc.
Long-Term Credit Ratings
Investment Grade
          AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
          AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
          A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
          BBB: Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Speculative Grade
          BB: Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
          B: Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).
          CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).
          CC: For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).
          C: For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).
          RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
          D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
     Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
     Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.
     Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.
Recovery Ratings
     Fitch Ratings’ assigns Recovery Ratings to securities and issues. These currently are published for most individual obligations of issuers with IDRs in the ‘B’ rating category and below and to structured finance securities that become distressed or have defaulted and are rated in the ‘B’ rating category and below. New issue structured finance securities typically are not assigned a Recovery Rating.
     Recoveries gain in importance at lower rating levels because the likelihood of default in the near to medium term is often quite high and differences in recovery values have a more meaningful impact on loss expectations. Among the factors that affect recovery rates for an entity’s security are the collateral, the seniority relative to other obligations in the capital structure, and the company’s expected value in distress. For structured finance securities, the combination of tranche size, relative seniority, and structural features influence recovery values.
     The Recovery Scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following a liquidation or termination of the obligor or its associated collateral. As such, it is an ordinal scale and does not attempt to precisely predict a given level of recovery.
Recovery Ratings Scale
     RR1: Outstanding recovery prospects given default.
     RR2: Superior recovery prospects given default.
     RR3: Good recovery prospects given default.
     RR4: Average recovery prospects given default.
     RR5: Below average recovery prospects given default.
     RR6: Poor recovery prospects given default.
     While recovery ratings are in relative terms, Fitch does employ recovery bands in its ratings approach.

     RR1 rated securities have characteristics in line with securities historically recovering 91%-100% of current principal and related interest.
     RR2 rated securities have characteristics in line with securities historically recovering 71%-90% of current principal and related interest.
     RR3 rated securities have characteristics in line with securities historically recovering 51%-70% of principal and related interest.
     RR4 rated securities have characteristics in line with securities historically recovering 31%-50% of current principal and related interest.
     RR5 rated securities have characteristics in line with securities historically recovering 11%-30% of current principal and related interest.
     RR6 rated securities have characteristics in line with securities historically recovering 0%-10% of current principal and related interest.
Short-Term Credit Ratings
A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.
     F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.
     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.
     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
     D: Indicates an entity or sovereign that has defaulted on all of its financial obligations
     Qualifiers
     The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)
     “NR”: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.
     “WD”: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.
     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.
     Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B
ALLIANZ FUNDS (THE “TRUST”)
PROXY VOTING POLICY
1.	It is the policy of the Trust that proxies should be voted in the interest of the shareholders of the appropriate fund, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.
2.	The Trust, for each fund advised by Allianz Global Investors Fund Management LLC (“AGIFM”), delegates the responsibility for voting proxies to AGIFM, which will in turn delegate such responsibility to the sub-adviser of the particular fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.
3.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.
4.	AGIFM and each sub-adviser of a fund of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies.
5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 17 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.
6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a fund of the Trust with proxy voting authority for a fund and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30, shall be made available (i) without charge, upon request, by calling

1-800-988-8380; (ii) on the Trust’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trust’s SAI.
Appendix A
ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)
PROXY VOTING POLICY SUMMARY
1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.
2.	AGIFM, for each fund of Allianz Funds for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting proxies (e.g., the sub-adviser) will vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 17 of Form N-1A; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-988-8380; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the SAI for the relevant fund.

APPENDIX C
Procedures for Shareholders to Submit Nominee Candidates
(As of March 14, 2007)
A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.
1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Director/Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

C-1